As filed with the Securities and Exchange Commission on April 30, 1998.


                                                     1933 Act File No. 33-56672
                                                     1940 Act File No. 811-7418

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
                        Pre-Effective Amendment No.                         [ ]
                                                      ------
                        Post-Effective Amendment No.    13                  [X]
                                                      ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

                             Amendment No.      15
                                              ------


                         LEGG MASON GLOBAL TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)


                                100 Light Street


                            Baltimore, Maryland 21202

                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 539-0000

                                   Copies to:

CHARLES A. BACIGALUPO                              ARTHUR C. DELIBERT, ESQ.
100 Light Street                                   Kirkpatrick & Lockhart LLP
Baltimore, Maryland 21202                          1800 Massachusetts Ave., N.W.
(Name and Address of                               Second Floor
  Agent for Service)                               Washington, D.C. 20036-1800

It is proposed that this filing will become effective:


[   ] immediately upon filing pursuant to Rule 485(b)
[ X ] on May 1, 1998 pursuant to Rule 485(b)
[   ] 60 days after filing pursuant to Rule 485(a)(i)
[   ] on       , 1998 pursuant to Rule 485(a)(i)
[   ] 75 days after filing pursuant to Rule 485(a)(ii)
[   ] on       , 1998 pursuant to Rule 485(a)(ii)


If appropriate, check the following box:
[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         Legg Mason Global Trust, Inc.

                       Contents of Registration Statement

This registration statement consists of the following papers and documents.

Cover Sheet

Table of Contents

Cross Reference Sheets

Legg Mason Global Government Trust -- Primary Shares
Legg Mason International Equity Trust -- Primary Shares
Legg Mason Emerging Markets Trust -- Primary Shares
Part A - Prospectus

Navigator Global Government Trust
Navigator International Equity Trust
Navigator Emerging Markets Trust
Part A - Prospectus

Legg Mason Global Government Trust
Legg Mason International Equity Trust
Legg Mason Emerging Markets Trust
(Primary Shares and Navigator Shares)
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                         Legg Mason Global Trust, Inc.
              Legg Mason Global Government Trust - Primary Shares
             Legg Mason International Equity Trust - Primary Shares
               Legg Mason Emerging Markets Trust - Primary Shares
                        Form N-1A Cross Reference Sheet

Part A. Item No.                 Prospectus Caption
----------------                 ------------------

      1                          Cover Page

      2                          Prospectus Highlights;
                                 Expenses

      3                          Financial Highlights;
                                 Performance Information

      4                          Investment Objectives and Policies;
                                 Description of the
                                      Corporation and Its Shares

      5                          Expenses;
                                 The Funds' Management and Investment Advisers; The Funds' Distributor;
                                 The Funds' Custodian and Transfer Agent

      6                          Prospectus Highlights;
                                 Description of the Corporation and
                                      Its Shares;
                                 Dividends and Other Distributions;
                                 Shareholder Services;
                                 Taxes

      7                          How You Can Invest in the Funds;
                                 How Your Shareholder Account is
                                      Maintained;
                                 How Net Asset Value is Determined;
                                 The Funds' Distributor

      8                          How You Can Redeem Your  Primary Shares

      9                          Not Applicable

                         Legg Mason Global Trust, Inc.
                       Navigator Global Government Trust
                      Navigator International Equity Trust
                        Navigator Emerging Markets Trust
                        Form N-1A Cross Reference Sheet

Part A. Item No.                 Prospectus Caption
----------------                 ------------------

      1                          Cover Page

      2                          Expenses

      3                          Financial Highlights;
                                 Performance Information

      4                          Investment Objectives and Policies;
                                 Description of the
                                      Corporation and Its Shares

      5                          Expenses;
                                 The Funds' Management and Investment Advisers; The Funds' Distributor;
                                 The Funds' Custodian and Transfer Agent

      6                          Description of the Corporation and
                                      Its Shares;
                                 Dividends and Other Distributions;
                                 Shareholder Services;
                                 Taxes

      7                          How to Purchase and Redeem Shares;
                                 How Shareholder Accounts are
                                      Maintained;
                                 How Net Asset Value is Determined;
                                 The Funds' Distributor

      8                          How to Purchase and Redeem Shares

      9                          Not Applicable

                         Legg Mason Global Trust, Inc.
                       Legg Mason Global Government Trust
                     Legg Mason International Equity Trust
                       Legg Mason Emerging Markets Trust
                     (Primary Shares and Navigator Shares)
                        Form N-1A Cross Reference Sheet

                                 Statement of Additional
Part B. Item No.                   Information Caption
----------------                 -----------------------
      10                         Cover Page

      11                         Table of Contents

      12                         Not Applicable

      13                         Additional Information About
                                      Investment Limitations and Policies;
                                 Portfolio Transactions and Brokerage

      14                         The Corporation's Directors and Officers

      15                         The Corporation's Directors and Officers

      16                         The Funds' Investment Adviser/Manager;
                                 Sub-Advisory Agreement for Global Government
                                      Trust;
                                 The Funds' Distributor;
                                 The Corporation's Independent Accountants;
                                 The Corporation's Custodian and
                                      Transfer and Dividend-Disbursing Agent

      17                         Portfolio Transactions and Brokerage

      18                         Not Applicable

      19                         Valuation of Fund Shares;
                                 Additional Purchase and Redemption Information

      20                         Additional Tax Information;
                                 Tax-Deferred Retirement Plans

      21                         The Funds' Distributor;
                                 Portfolio Transactions and Brokerage

      22                         Performance Information

      23                         Financial Statements

TABLE OF CONTENTS
      Prospectus Highlights                                                    2
      Expenses                                                                 4

      Financial Highlights                                                     5
      Performance Information                                                  6
      Investment Objectives and Policies                                       7
      How You Can Invest in the Funds                                         21
      How Your Shareholder Account is
        Maintained                                                            22
      How You Can Redeem Your Primary Shares                                  22
      How Net Asset Value is Determined                                       24
      Dividends and Other Distributions                                       24
      Taxes                                                                   25
      Shareholder Services                                                    26
      The Funds' Management and Investment Advisers                           27

      The Funds' Distributor                                                  29
      The Funds' Custodian and Transfer Agent                                 30
      Description of the Corporation and its Shares                           30


ADDRESSES

DISTRIBUTOR:

      Legg Mason Wood Walker, Inc.
      100 Light Street
      P.O. Box 1476, Baltimore, MD 21203-1476
      410 (Bullet) 539 (Bullet) 0000  800 (Bullet) 822 (Bullet) 5544


TRANSFER AND SHAREHOLDER SERVICING AGENT:
      Boston Financial Data Services
      P.O. Box 953
      Boston, MA 02103

COUNSEL:
      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.,
      Washington, DC 20036-1800


INDEPENDENT ACCOUNTANTS:
      Coopers & Lybrand L.L.P.
      250 W. Pratt Street, Baltimore, MD 21201


      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY ANY FUND OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY ANY FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


[RECYCLED LOGO]  PRINTED ON RECYCLED PAPER

LMF-041




                                   LEGG MASON
                                     GLOBAL
                                     FUNDS

                            GLOBAL GOVERNMENT TRUST
                           INTERNATIONAL EQUITY TRUST
                             EMERGING MARKETS TRUST

                                 PRIMARY SHARES

                   ------------------------------------------
                              THE ART OF INVESTING



                                   PROSPECTUS

                                  MAY 1, 1998

LEGG MASON GLOBAL FUNDS -- PRIMARY SHARES
LEGG MASON GLOBAL TRUST, INC.:
     LEGG MASON GLOBAL GOVERNMENT TRUST
     LEGG MASON INTERNATIONAL EQUITY TRUST
     LEGG MASON EMERGING MARKETS TRUST


    The Legg Mason Global Trust, Inc. ("Corporation") is an open-end management investment company which currently offers three series: the Legg Mason Global Government Trust ("Global Government"), the Legg Mason International Equity Trust ("International Equity") and the Legg Mason Emerging Markets Trust ("Emerging Markets") (each a "Fund"). Global Government is a bond fund; International Equity and Emerging Markets are equity funds.



    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be read and retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).


    INTERNATIONAL EQUITY AND EMERGING MARKETS MAY INVEST UP TO 35% AND 100%, RESPECTIVELY, OF THEIR TOTAL ASSETS IN THE SECURITIES OF COMPANIES LOCATED IN DEVELOPING COUNTRIES, INCLUDING COUNTRIES OR REGIONS WITH RELATIVELY LOW GROSS NATIONAL PRODUCT PER CAPITA COMPARED TO THE WORLD'S MAJOR ECONOMIES, AND IN COUNTRIES OR REGIONS WITH THE POTENTIAL FOR RAPID BUT UNSTABLE ECONOMIC GROWTH (COLLECTIVELY, "EMERGING MARKETS"). BECAUSE OF THE RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS, BOTH INTERNATIONAL EQUITY AND EMERGING MARKETS ARE INTENDED TO BE LONG-TERM INVESTMENT VEHICLES AND ARE NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS. INVESTORS IN THESE TWO FUNDS SHOULD BE ABLE TO TOLERATE SUDDEN, SOMETIMES SUBSTANTIAL FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS.

    INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS. BECAUSE OF THESE RISKS, AN INVESTMENT IN ANY OF THESE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE SPECIAL RISKS ASSOCIATED WITH EMERGING MARKETS, AN INVESTMENT IN EITHER OF THE EQUITY FUNDS ALSO SHOULD BE CONSIDERED SPECULATIVE.

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                   PROSPECTUS
                                  May 1, 1998



                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     PROSPECTUS HIGHLIGHTS

          The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus and in the Statement of Additional Information.

          GLOBAL GOVERNMENT is a non-diversified, professionally managed portfolio seeking to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Fund's investment adviser, Western Asset Management Company ("Western Asset"), normally invests at least 75% of the Fund's total assets in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions. At least 75% of the Fund's total assets normally will be invested in investment grade debt securities of foreign or domestic corporations, governments or other issuers, certain money market instruments, and repurchase agreements collateralized by such securities.
          The value of the debt instruments held by the Fund, and thus the net asset value of Fund shares, generally fluctuate inversely with movements in market interest rates. The prices of longer-term securities generally fluctuate more than those of shorter-term securities. As a non-diversified series, the Fund may be subject to greater risk with respect to its portfolio securities than an investment company that has a broader range of investments.

          The Fund may invest up to 25% of its assets in debt securities rated below investment grade, whose credit quality is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." Such securities are considered predominantly speculative and may involve a substantial risk of default. The Fund may also invest in loans and loan participations, and may use interest rate, currency and index swaps, caps, collars and floors, all of which involve certain risks and costs. See "Investment Techniques and Risks" in "Investment Objectives and Policies," pages 10-21.


          INTERNATIONAL EQUITY is a diversified, professionally managed portfolio seeking maximum long-term total return. In attempting to achieve the Fund's objective, the Fund's investment adviser, Batterymarch Financial Management, Inc. ("Batterymarch"), normally invests the Fund's assets in common stocks of companies located outside the United States. The Fund may invest up to 35% of its total assets in emerging market securities.


          EMERGING MARKETS is a diversified, professionally managed portfolio seeking long-term capital appreciation. In attempting to achieve the Fund's objective, Batterymarch, the Fund's investment adviser, normally invests at least 65% of the Fund's total assets in equity securities of emerging market companies. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments.

          The adviser considers emerging markets to include most of the countries of Asia, Africa, Latin America, Eastern Europe and the Middle East, as well as certain countries in Western or Southern Europe. Most emerging market countries or regions have relatively low gross national products per capita compared to the world's major economies, and have the potential for rapid but unstable economic growth. The risks of foreign investing are heightened in emerging markets.


          Because of the risks associated with common stock investments in emerging markets, International Equity and Emerging Markets are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term stock market movements. Investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. The value of the equity and other instruments held by these Funds, and thus the net asset values of Fund shares, are subject to market risk. See "Investment Techniques and Risks" in "Investment Objectives and Policies," pages 10-21.



          There can be no assurance that any Fund will achieve its objective. See "Investment Objectives and Policies," page 7. Changes in economic conditions in, or governmental policies of, foreign nations will have a significant impact on the performance of the Funds. Foreign investment involves a possibility of expropriation, nationalization, confiscatory taxation, limitations on the use or removal of funds or other assets of a Fund, the withholding of tax on interest or dividends, and restrictions on the ownership of securities by foreign entities such as the Funds. Fluctuations in the value of foreign currencies relative to the U.S. dollar will affect the value of Fund holdings denominated in such currencies. Each Fund's participation in hedging and option income strategies also involves certain investment risks and transaction costs. Because of these risks, each Fund should not be considered a complete investment program.

          No initial sales charge is payable on purchases, and no redemption charge is payable on sales of Global Government and International Equity shares. For Emerging Markets, a 2% redemption fee is charged on the proceeds of shares redeemed or exchanged within one year of purchase. Each Fund pays management fees to its respective adviser, and distribution fees to its distributor, Legg Mason, as described on pages 27-29 of this Prospectus.


DISTRIBUTOR:
          Legg Mason Wood Walker, Incorporated


MANAGER:
          Legg Mason Fund Adviser, Inc. ("LMFA")


INVESTMENT ADVISERS:

          Western Asset Management Company and Western Asset Global Management, Ltd. (for Global Government)

          Batterymarch Financial Management, Inc. (for International Equity and Emerging Markets)


INITIAL PURCHASE:

          $1,000 minimum, generally.

SUBSEQUENT PURCHASES:
          $100 minimum, generally.

PURCHASE METHODS:

          Send bank/personal check or wire federal funds. See "How You Can Invest in the Funds," page 21.


PUBLIC OFFERING PRICE PER SHARE:
          Net asset value

EXCHANGE PRIVILEGE:
          All funds in the Legg Mason Family of Funds. See "Exchange Privilege," page 27.

DIVIDENDS:

          Declared and paid monthly for Global Government. Declared and paid annually for International Equity and Emerging Markets. See "Dividends and Other Distributions," page 24. All dividends and other distributions are automatically reinvested in Fund shares unless cash payments are requested.

EXPENSES


    The purpose of the following tables is to assist an investor in understanding the various costs and expenses that an investor in Primary Shares will bear directly or indirectly. The expenses and fees set forth below are based on average net assets and annual Fund operating expenses related to Primary Shares for the year ended December 31, 1997.


     SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND

Maximum sales charge on purchases or
  reinvested dividends                           None
Redemption or exchange fees:
  For Global Government and International
    Equity                                       None
  For Emerging Markets                          2.00%*

---------------

* Because of the costs involved in trading emerging market securities, Emerging Markets assesses a 2.00% redemption fee on the proceeds of shares redeemed or exchanged within one year of purchase. The fee is paid directly to the Fund, and not to LMFA or Legg Mason. See page 23.


ANNUAL FUND OPERATING EXPENSES -- PRIMARY SHARES(A)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                       GLOBAL      INTERNATIONAL    EMERGING
                     GOVERNMENT       EQUITY        MARKETS
                     ---------------------------------------
Management fees         0.75%           0.75%         0.64%(B)
12b-1 fees              0.75%           1.00%         1.00%
Other expenses          0.36%           0.42%         0.86%
                     ---------------------------------------
Total operating
  expenses              1.86%           2.17%         2.50%(B)
                     ---------------------------------------


---------------

(A) After fee waivers. Pursuant to voluntary expense limitations, LMFA, Legg Mason, and each Fund's adviser have agreed to waive the management and 12b-1 fees to the extent necessary to limit total operating expenses attributable to Primary Shares of each Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for Global Government, 1.90% of average daily net assets indefinitely; for International Equity, 2.25% of average daily net assets indefinitely; and for Emerging Markets, 2.50% of average daily net assets until May 1, 1999. In the fiscal year ended December 31, 1997, no fee waivers were necessary for Global Government or International Equity.
(B) After fee waivers. In the absence of such waivers, the expected management fee, 12b-1 fee, other expenses, and total operating expenses of Emerging Markets would be 1.00%, 1.00%, .86% and 2.86% of average net assets.


EXAMPLE

    The following example illustrates the expenses that you would pay on a $1,000 investment in Primary Shares over various time periods assuming (1) a 5% annual rate of return and (2) full redemption at the end of each time period. With the exception of shares of Emerging Markets redeemed within one year of purchase, the Funds charge no redemption fees of any kind.



                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------
Global Government        $ 19      $58       $101      $218
International Equity     $ 22      $68       $116      $250
Emerging Markets         $ 46      $78       $133      $284
Emerging Markets
  (Assuming no
  redemption)            $ 25      $78       $133      $284



         This example assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown and that all dividends and other distributions are reinvested. If the waivers are not extended beyond May 1, 1999, the expense figures in the example may be higher.

         The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF, AND DOES NOT REPRESENT, THE PROJECTED OR ACTUAL PERFORMANCE OF PRIMARY SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributable to Primary Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, the extent to which LMFA (and/or a Fund's adviser) and Legg Mason waive their fees and the extent to which Primary Shares incur variable expenses, such as transfer agency costs.


         Because each Fund pays a 12b-1 fee with respect to Primary Shares, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). For further information concerning Fund expenses, see "The Funds' Management and Investment Advisers," page 27.

     FINANCIAL HIGHLIGHTS


         The financial information in the table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. Global Government's, International Equity's and Emerging Markets' financial statements for the year ended December 31, 1997 and the report of Coopers & Lybrand L.L.P. thereon are included in the Corporation's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report is available to shareholders without charge by calling your Legg Mason or affiliated financial advisor or Legg Mason's Funds Marketing Department at 800-822-5544.



                           INVESTMENT OPERATIONS                                    DISTRIBUTIONS FROM:
               ------------------------------------------------------ ------------------------------------------------------
                                        NET REALIZED AND
                                        UNREALIZED GAIN
                                       (LOSS) ON INVEST-                                                           IN EXCESS
               NET ASSET      NET       MENTS, OPTIONS,       TOTAL                    IN EXCESS       NET           OF NET
                 VALUE,    INVESTMENT     FUTURES AND         FROM         NET           OF NET      REALIZED       REALIZED
               BEGINNING     INCOME     FOREIGN CURRENCY   INVESTMENT   INVESTMENT     INVESTMENT     GAIN ON       GAIN ON
                OF YEAR      (LOSS)       TRANSACTIONS     OPERATIONS     INCOME        INCOME      INVESTMENTS   INVESTMENTS
     ----------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1997      $ 10.41      $  .54          $ (.71)         $ (.17)      $ (.48)       $(.05)        $(.11)        $  --
      1996        10.33         .59             .21             .80         (.62)          --          (.10)           --
      1995         9.54         .63            1.32            1.95        (1.16)          --            --            --
      1994        10.27         .57(A)         (.71)           (.14)        (.59)          --            --            --
      1993(D)     10.00         .36(A)          .31             .67         (.36)          --          (.04)           --

INTERNATIONAL EQUITY
TRUST
      Years Ended Dec. 31,
      1997      $ 12.09      $  .02          $  .19          $  .21       $ (.08)       $  --         $(.44)        $  --
      1996        10.70         .02(B)         1.74            1.76         (.05)          --          (.32)           --
      1995(E)     10.00         .04(B)          .77             .81         (.04)          --            --          (.07)

EMERGING MARKETS TRUST
      Years Ended Dec. 31,
      1997      $ 10.51      $ (.02)(C)      $ (.63)         $ (.65)      $ (.01)       $  --         $  --         $  --
      1996(F)     10.00        (.03)(C)         .57             .54         (.03)          --            --            --

                                                                      RATIOS/SUPPLEMENTAL DATA
                                            ----------------------------------------------------------------------------
                                                                       NET
                               NET ASSET                           INVESTMENT                 AVERAGE      NET ASSETS,
                                VALUE,                EXPENSES    INCOME (LOSS)   PORTFOLIO  COMMISSION       END OF
                   TOTAL        END OF      TOTAL    TO AVERAGE    TO AVERAGE     TURNOVER      RATE           YEAR
               DISTRIBUTIONS     YEAR       RETURN   NET ASSETS    NET ASSETS       RATE       PAID(G)    (IN THOUSANDS)
     -------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1997        $  (.64)      $  9.60      (1.69)%     1.86%         5.39%         241%      $   --        $136,732
      1996           (.72)        10.41       8.22%      1.86%         5.80%         172%          --         161,549
      1995          (1.16)        10.33      20.80%      1.81%         5.72%         169%          --         153,954
      1994           (.59)         9.54      (1.40)%     1.34%(A)      5.71%(A)      127%          --         145,415
      1993(D)        (.40)        10.27       6.76%(H)    .27%(A,I)    5.41%(A,I)    128%(I)       --         161,072
INTERNATIONAL EQUITY
TRUST
      Years Ended Dec. 31,
      1997        $  (.52)      $ 11.78       1.76%      2.17%          .17%          59%      $.0082        $227,655
      1996           (.37)        12.09      16.49%      2.25%(B)       .21%(B)       83%       .0083         167,926
      1995(E)        (.11)        10.70       8.11%(H)   2.25%(B,I)     .52%(B,I)     58%(I)       --          65,947
EMERGING MARKETS TRUST
      Years Ended Dec. 31,
      1997        $  (.01)      $  9.85      (6.18)%     2.50%(C)      (.76)%(C)      63%      $.0054        $ 65,302
      1996(F)        (.03)        10.51       5.40%(H)   2.50%(C,I)    (.68)%(C,I)    46%(I)    .0061          21,206


     ------------------

   (A) NET OF FEES WAIVED BY LMFA FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS OF 0.2% UNTIL SEPTEMBER 30, 1993; 0.35% UNTIL DECEMBER 31, 1993; 0.5% UNTIL JANUARY 31, 1994; 0.7% UNTIL FEBRUARY 28, 1994; 0.9%
       UNTIL MARCH 31, 1994; 1.1% UNTIL APRIL 30, 1994; 1.3% UNTIL MAY 31, 1994;
       1.5% UNTIL JUNE 30, 1994; 1.7% UNTIL JULY 31, 1994; AND 1.9%
       INDEFINITELY. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS
       FOLLOWS: 1994, 1.82%; AND 1993, 1.93%.

   (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.25%. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS FOLLOWS:
       1996, 2.32%; AND 1995, 2.91%.
   (C) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.50%. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS FOLLOWS:
       1997, 2.86%; AND 1996, 3.71%.
   (D) FOR THE PERIOD APRIL 15, 1993 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1993.
   (E) FOR THE PERIOD FEBRUARY 17, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.
   (F) FOR THE PERIOD MAY 28, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
   (G) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUNDS. THE REGULATIONS FOR AVERAGE COMMISSION RATES ARE NOT APPLICABLE TO NON-EQUITY FUNDS.
   (H) NOT ANNUALIZED
   (I) ANNUALIZED

     PERFORMANCE INFORMATION

    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Average annual returns, which differ from actual year-by-year results, tend to smooth out variations in a fund's return. No adjustment has been made for any income taxes payable by shareholders. The total returns shown below would have been lower if LMFA and Legg Mason had not waived certain fees for the periods presented below.
    Prior to May 1, 1996, International Equity was named Legg Mason Global Equity Trust ("Global Equity"). Global Equity invested primarily in common stocks of companies located anywhere in the world, including the United States. Since May 1, 1996, with this name change, International Equity invests in common stocks located outside the United States.

    Total returns of Primary Shares as of December 31, 1997 were as follows:



CUMULATIVE TOTAL     GLOBAL      INTERNATIONAL    EMERGING
  RETURN           GOVERNMENT       EQUITY        MARKETS
----------------------------------------------------------
One Year              -1.69%        +  1.76%        -6.18%(C)
Life of Class        +35.29%(A)     + 28.16%(B)     -1.11%(D)


AVERAGE ANNUAL
  TOTAL RETURN
----------------------------------------------------------
One Year              -1.69%        +  1.76%        -6.18%(C)
Life of Class         +6.62%(A)     +  9.02%(B)     -0.70%(D)


---------------
(A) INCEPTION OF GLOBAL GOVERNMENT -- APRIL 15, 1993.
(B) INCEPTION OF INTERNATIONAL EQUITY -- FEBRUARY 17, 1995.

(C) NET OF 2.0% REDEMPTION FEE ASSESSED WITHIN TWELVE MONTHS OF PURCHASE.
(D) INCEPTION OF EMERGING MARKETS -- MAY 28, 1996.


    Global Government also may advertise its YIELD. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the offering price per share at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., it includes the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

    Total return and yield information reflect past performance and are not predictions or guarantees of future results. Investment return and share price will fluctuate, and the value of your shares, when redeemed, may be worth more or less than their original cost. Further information about each Fund's performance is contained in the Corporation's annual report to shareholders, which may be obtained without charge by calling your Financial Advisor or Service Provider or Legg Mason's Funds Marketing Department at 800-822-5544.

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GLOBAL GOVERNMENT'S investment objective is to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. The Fund normally attempts to achieve this objective by investing at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The Fund normally will invest at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality, certain money market instruments and repurchase agreements involving any of the foregoing. These are considered investment grade debt securities.

          Under normal circumstances, the Fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of the Fund's assets that may be invested in any one country or currency.

          The money market instruments in which the Fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by Western Asset to be of comparable quality.

          The remainder of the Fund's assets, not in excess of 25% of its assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's or S&P's four highest grades, or unrated securities judged by Western Asset to be of comparable quality. This may include lower-rated debt securities issued or guaranteed by foreign governments or by domestic or foreign corporations, trusts or financial institutions; (2) loans and participations in loans originated by banks and other financial institutions, which also may be below investment grade; (3) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (4) common and preferred stocks. See page 16 for a discussion of the risks of lower-rated debt securities. If a security is downgraded subsequent to its purchase, the Fund will sell that security or another if that is necessary to assure that 75% of its assets are investment grade or equivalent quality instruments.

          The Fund may invest directly in U.S. dollar-denominated or foreign currency-denominated foreign fixed-income securities (including preferred or preference stock) and money market securities issued or guaranteed by governmental and non-governmental issuers, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.
          The Fund's foreign investments may include securities of issuers based in developed countries (including, but not limited to, countries in the European Union, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea).
          The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by numerous emerging market governments, and other such governments are expected to issue them in the future. Brady Bonds currently are rated below investment grade. As of the date of this Prospectus, Western Asset is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U. S. dollar) and are actively traded in the secondary market for Latin American debt.

          Foreign government securities may include debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit ("ECU"). An ECU represents specified amounts of currencies of certain member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted to reflect changes in relative values of the underlying currencies. Western Asset does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The market for ECUs may become illiquid at times of rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses.


          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. See "Options, Futures and Forward Currency Exchange Contracts," page 15 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 16. The Fund may purchase securities on a when-issued basis and enter into forward commitments to purchase securities (see page 21); may enter into swaps, caps, collars and floors for hedging and other purposes; may lend its securities to brokers, dealers and other financial institutions to earn income; may borrow money for temporary or emergency purposes; and may enter into short sales "against the box."

          When Western Asset believes such action is warranted by abnormal market or economic situations, the Fund may invest temporarily without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements.


          INTERNATIONAL EQUITY'S investment objective is to seek maximum long-term total return. The Fund attempts to meet this objective by investing primarily in equity securities of companies located outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located outside the United States. In implementing this policy, Batterymarch currently intends to invest substantially all of the Fund's assets in non-U.S. equity securities. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Common stocks are chosen using Batterymarch's system for identifying common stocks it believes to be undervalued. The weighting of the Fund's assets among individual countries will reflect an assessment of the attractiveness of individual equity securities regardless of where they trade. In addition, the Fund may invest up to 35% of its total assets in emerging market securities.

          The Fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Fund is expected to remain substantially fully invested in equity securities. However, when cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, judged by Batterymarch to be of comparable quality.
          The Fund is authorized to invest in stock index futures and options as discussed below. The Fund may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Options, Futures and Forward Currency Exchange Contracts," page

      15 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 16.

          The Fund is permitted to hold securities other than common stock, such as debentures or preferred stock that may or may not be convertible into common stock. Some of these instruments may be rated below investment grade. The Fund will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of the Fund's net assets would be so invested.

          EMERGING MARKETS' investment objective is long-term capital appreciation. The Fund attempts to meet this objective by investing at least 65% of its total assets in emerging market equity securities under normal conditions.

          Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends to be substantially fully invested in equity securities and convertible securities of emerging market issuers. The Fund may use options and stock index futures as discussed below. It may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. However, appropriate hedging instruments are not available with respect to most emerging markets, and the Fund accordingly will not often employ hedging strategies. See "Options, Futures and Forward Currency Exchange Contracts," page 15, and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 16.

          The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.
          The Fund intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.
          More than 25% of the Fund's total assets may be denominated in a single currency. Concentration in a single foreign currency will increase the Fund's exposure to adverse developments affecting the value of that currency. An issuer of securities purchased by the Fund may be domiciled in a country other than the country in whose currency the securities are denominated.
          When abnormal market or economic situations warrant in the opinion of Batterymarch, the Fund may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Such short-term instruments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated, judged by the adviser to be of comparable quality.

INVESTMENT RESTRICTIONS
          Global Government is a "non-diversified" investment company; therefore, the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, the Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), which requires that, among other things, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer; these limits do not apply to U.S. government securities. To the extent the Fund's assets are invested in the obligations of a limited number of issuers or in a limited number of countries or currencies, the value of the Fund's shares will be more susceptible to any single economic, political or regulatory occurrence than would the shares of a diversified company.

          The fundamental restrictions applicable to each Fund include a prohibition on investing 25% or more of total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

          As a fundamental policy, each Fund may borrow an amount equal to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Because of the limited liquidity of some emerging markets, Emerging Markets, in particular, occasionally may be required to borrow to meet redemption requests. Borrowing may cause greater fluctuation in share value, but also may enable the Fund to retain favorable securities positions rather than liquidating them to meet redemptions. None of the Funds will borrow for the purpose of leveraging its portfolio. As a non-fundamental policy, none of the Funds may purchase securities when outstanding borrowings exceed 5% of total assets.

          Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.


INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Foreign Securities
          Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying investment.
          The relative performance of various countries' fixed income and equity markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.
          Foreign securities purchased by a Fund may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to obtain the best net results in effecting transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities will include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

      Emerging Market Securities
          Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment, described above, are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the Funds should be considered speculative. With respect to Global Government, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank");
      (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets; (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.
          Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.
          Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
          Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.
          Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.
          To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.
          Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.
          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

      Investment in Japan
          International Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the Fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

      Sovereign Debt Securities
          Global Government may invest in sovereign debt securities of emerging market governments. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multilateral agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

      Repurchase Agreements
          Repurchase agreements are agreements under which either U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which its adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.

      Preferred Stock
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid, but do not generally have a legal right to demand payment. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Global Government has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Global Government is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

      Reverse Repurchase Agreements and Other Borrowing
          In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each Fund may also enter into dollar rolls, in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, that Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.
          Each Fund may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments.
          To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), each Fund will not purchase securities while such borrowing is in excess of 5% of its total assets. Each Fund will limit its borrowing to no more than one-third of its total assets.

      Loans of Portfolio Securities
          Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with that Fund's custodian. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value. When a Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.

      Restricted and Illiquid Securities

          Restricted securities are securities subject to legal or contractual restrictions on resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when a sale would otherwise be desirable. No Fund will acquire a security which cannot be expected to be sold within seven days at approximately the price at which it is valued, ("illiquid assets") if such acquisition would cause the aggregate value of that Fund's illiquid assets to exceed 15% of its net assets. Time deposits and repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.

          The Funds do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S. Rule 144A securities, although not registered, may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Each Fund's adviser, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that some Rule 144A securities are liquid. If the newly-developing institutional markets for restricted securities do not develop as anticipated, the liquidity of a Fund could be adversely affected.

      Depositary Receipts
          The Funds may invest in ADRs or similar non-U.S. instruments issued by foreign banks or trust companies. ADRs are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. Some of these depositary receipts may be issued in bearer form. For purposes of their investment policies, each Fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

      Securities of Other Investment Companies
          Due to restrictions on direct investment by foreign entities in certain emerging markets, or other difficulties limiting the availability of local securities, investment in other investment companies may be the most practical or only manner in which a Fund can invest in certain emerging markets. A Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. There can be no assurance that a Fund will be able to invest in certain emerging markets. A Fund will invest in such funds when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      Options, Futures and Forward Currency Exchange Contracts
          A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party has the right to require the other to buy or sell a specific security, currency or futures contract, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. A forward foreign currency exchange contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Options, futures and forward currency exchange contracts are generally considered to be "derivatives."

FOR GLOBAL GOVERNMENT:
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. The Fund may purchase and sell call and put options on bond indices and on securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes.
          The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when Western Asset anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Fund from adverse changes in the relationship between two currencies. Cross-currency hedging requires a degree of correlation between the two currencies involved. Some currency relationships thought to be correlated have proven highly volatile on some occasions.
          The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Fund may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

FOR INTERNATIONAL EQUITY AND EMERGING MARKETS:
          A Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. It may not enter into such contracts for speculative purposes. Forward currency contracts may be bought or sold to protect the Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar.
          Each Fund may utilize futures contracts and options to a limited extent. Specifically, a Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a Fund may not enter into futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          Futures contracts and options may be used for several reasons: to simulate full investment in underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index.
          As noted above, it may be difficult or impossible to hedge exposures in emerging markets, both because of the nature of the risks and because of the limited availability of suitable hedging instruments.

      Risks of Futures, Options and Forward Currency Exchange Contracts

          The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs. These risks include (1) dependence on the ability of each Fund's adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options, futures contracts or forward currency contracts and movements in the price of the underlying securities or currencies; (3) the fact that skills needed to use these instruments are different from those needed to select a Fund's portfolio securities; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other short-term obligations; and (6) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Fund's use of futures contracts, forward currency contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, the Fund might have been in a better position had it not used that strategy at all. Forward currency contracts, which protect the value of a Fund's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. The use of options and futures contracts for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of options, futures or forward contracts to hedge an anticipated purchase also subjects a Fund to additional risk until the purchase is completed or the position is closed out.

          When a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U. S. government securities ("initial margin"). A Fund will not enter into futures contracts or commodities option positions (other than option positions that are "in-the-money" at the time of purchase) if, immediately thereafter, its initial margin deposits plus premiums paid by it, would exceed 5% of the fair market value of the Fund's net assets. If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Fund's investment limitations. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Fund to reduce risk using such options and futures and may limit their liquidity.
          When using options, futures or forwards, each Fund will cover its short positions or maintain a segregated asset account, to the extent required by SEC staff positions. The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

          THE FOLLOWING DESCRIBES CERTAIN INVESTMENT TECHNIQUES USED PRIMARILY BY GLOBAL GOVERNMENT:

      Lower-Rated Debt Securities
          The Fund may invest in debt obligations of any grade. Western Asset seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.
          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.

          The Fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. The Fund may invest in lower-rated debt securities of domestic issuers, those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. See "Foreign Securities" page 10. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default.

          Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.
          The market for lower-rated securities may be thinner and less active than that for higher-rated securities. As a result of the limited liquidity of high yield securities, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets. In addition, their prices have at time experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis.
          Debt securities may be subject to mandatory call provisions. If issuers were to invoke these provisions during periods of declining interest rates, the Fund would receive redemption proceeds at times when only lower-yielding securities were available for investment by the Fund.

          The table below provides a summary of ratings assigned to debt holdings in Global Government's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary. A further description of Moody's and S&P's ratings is included in the Appendix to the Statement of Additional Information.



 MOODY'S        Aaa/
  RATINGS       Aa/A    Baa     Ba      B     Caa    Ca      C     NR
----------------------------------------------------------------------
Average         74.2%   4.5%   16.9%   2.9%   --     1.5%    --    --%



                AAA/                                 CC/
 S&P RATINGS    AA/A    BBB     BB      B     CCC     C      D     NR
----------------------------------------------------------------------
Average         75.2%   3.8%   17.8%   1.7%   --     1.5%    --    --%



          Global Government held no unrated securities during the fiscal year.


      U.S. Government Securities
          The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), securities supported solely by the discretionary authority of the U.S. Treasury to lend to the issuer (such as Fannie Mae and Freddie Mac securities).


      Mortgage-Related Securities
          The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of mortgages created by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit a Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause a Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining the Fund's average maturity, Western Asset must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where non-governmental securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations.

          Some mortgage-related securities will be considered illiquid and will be subject to the Fund's investment limitation that no more than 15% of its net assets will be invested in illiquid securities.

      Stripped Mortgage-Backed Securities
          The Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the Fund purchases an IO and the underlying principal is repaid faster than expected, the Fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the Fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by Western Asset, following guidelines and standards established by the Corporation's Board of Directors.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

      Loans and Loan Participations
          The Fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The Fund's interests in these loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

      Variable and Floating Rate Securities
          The Fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. Western Asset believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities.

      The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

      Zero Coupon and Pay-In-Kind Bonds
          A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash.
          An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the federal income tax laws, the Fund, as an investor in such bonds, may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the Fund and when the Fund would not otherwise choose to dispose of the assets.


      Forward Commitments
          The Fund may enter into commitments to purchase U.S. government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a to be announced transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.
          The Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Fund's forward commitment purchases could cause its net asset value to be more volatile. The Fund will direct its custodian to place cash or U.S. government obligations in a separate account equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligation.
          The Fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, the Fund does not participate in gains or losses on the security occurring after the commitment date. The Fund will direct its custodian to place the securities in a separate account. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Further risks involving forward commitments are discussed in the section "Risks of Futures, Options and Forward Currency Exchange Contracts," above.
          The Fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.


      Indexed Securities
          The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.
          The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

      Capital Appreciation and Risk
          The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely, when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

          Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.


FOR EACH FUND:

      Portfolio Turnover

          For the year ended December 31, 1997, Global Government's portfolio turnover rate was 241%, International Equity's portfolio turnover rate was 59% and Emerging Markets' portfolio turnover rate was 63%. Global Government may sell fixed income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of that Fund. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by that Fund. It may also increase the amount of short-term capital gains, if any, realized by a Fund, which will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.


HOW YOU CAN INVEST IN THE FUNDS

          You may purchase Primary Shares of the Funds through a brokerage account with Legg Mason, with an affiliate that has an agreement with Legg Mason, or with an unaffiliated entity having an agreement with Legg Mason ("Financial Advisor or Service Provider"). Your Financial Advisor or Service Provider will be pleased to explain the shareholder services available from the Funds and answer any questions you may have. Documents available from your Financial Advisor or Service Provider should be completed if you invest in shares of the Funds through an Individual Retirement Account, Simplified Employee Pension Plan, Savings Incentive Match Plan for Employees or tax-qualified retirement plan (collectively referred to as "Retirement Plans").


          Clients of certain institutions that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those institutions. Such institutions may receive payments from the Funds' distributor for account servicing, and may receive payments from their clients for other services performed. Investors can purchase Fund shares from Legg Mason without receiving or paying for such other services.


          The minimum initial investment in Primary Shares for each Fund account, including investments made by exchange from other Legg Mason funds and investments in a Retirement Plan, is $1,000, and the minimum investment for each purchase of additional shares is $100, except as noted below.

      For those investing through a Fund's Future First Systematic Investment Plan, payroll deduction plans and plans involving automatic payment of funds from financial institutions or automatic investment of dividends from certain unit investment trusts, minimum initial and subsequent investments are lower. Each Fund may change these minimum amount requirements at its discretion.

          You should always furnish your shareholder account number when making additional purchases of shares.
          There are three ways you can invest in Primary Shares:


1. THROUGH YOUR FINANCIAL ADVISOR OR SERVICE PROVIDER


          Shares may be purchased through a Financial Advisor or Service Provider. A Financial Advisor or Service Provider will be pleased to open an account for you, explain to you the shareholder services available from the Funds and answer any questions you may have. After you have established an account, you can order shares from your Financial Advisor or Service Provider in person, by telephone or by mail.


2. THROUGH THE FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

          You may also buy shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in the Fund of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds each month from your Legg Mason account or from your checking account. Please contact your Financial Advisor or Service Provider for further information.


3. THROUGH AUTOMATIC INVESTMENTS

          Arrangements may be made with some employers and financial institutions, such as banks or credit unions, for regular automatic monthly investments of $50 or more in shares. In addition, it may be possible for dividends from certain unit investment trusts to be invested automatically in shares. Persons interested in establishing such automatic investment programs should contact the Funds through their Financial Advisor or Service Provider.



          Primary Share purchases will be processed at the net asset value next determined after your Financial Advisor or Service Provider has received your order; payment must be made within three business days to Legg Mason. Orders received by your Financial Advisor or Service Provider before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open, will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by your Financial Advisor or Service Provider after the close of the Exchange or on days the Exchange is closed, will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined," page 24.

      Each Fund reserves the right to reject any order for its shares or to suspend the offering of shares for a period of time. Some Service Providers may place other conditions on the purchase of shares. Consult their program literature for further information.


HOW YOUR SHAREHOLDER ACCOUNT IS MAINTAINED

          When you initially purchase shares, a shareholder account is established automatically for you. Any shares that you purchase or receive as a dividend or other distribution will be credited directly to your account at the time of purchase or receipt. Shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason. The Funds do not issue share certificates.


HOW YOU CAN REDEEM YOUR PRIMARY SHARES

          There are two ways you can redeem your Primary Shares. First, you may give your Financial Advisor or Service Provider an order for repurchase of your shares. Please have the following information ready when you call: the name of the Fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number. Second, you may send a written request for redemption to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.


          Requests for redemption in "good order," as described below, received by your Financial Advisor or Service Provider before the close of the

      Exchange on any day when the Exchange is open, will be transmitted to BFDS, transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by your Financial Advisor or Service Provider after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by your Financial Advisor or Service Provider may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.

          Proceeds from your redemption will settle in your Legg Mason brokerage account two business days after trade date. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks), within 10 business days of the redemption or repurchase request, the proceeds will not be disbursed unless the Fund can be reasonably assured that the check has been collected.
          A redemption request will be considered to be received in "good order" only if:

          1. You have indicated in writing the number of Primary Shares (or dollar amount) to be redeemed, the complete Fund name and your shareholder account number;
          2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account;
          3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates; and
          4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed without qualification by a national bank, a state bank, a member firm of a principal stock exchange or other entity described in Rule 17Ad-15 under the Securities Exchange Act of 1934.


          Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the redemption of Fund shares, contact your Financial Advisor or Service Provider.

          Emerging Markets' investment objective results in it investing a substantial portion of its assets in thinly traded stocks which can experience large price fluctuations and whose purchase and sale can involve significant transaction costs. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Fund's investment planning and create additional transaction costs which are borne by all shareholders. For this reason, the Fund imposes a 2% redemption fee on all redemptions, including exchanges, of Fund shares held for less than one year.
          The redemption fee will be paid directly to the Fund to help offset the costs imposed on it by short-term trading in emerging markets. The fee will not be paid to either LMFA or Legg Mason. No fees are charged on redemptions from Global Government or International Equity.
          The Fund will use the "first-in, first-out" (FIFO) method to determine the one year holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed.

          The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or to shares held in Retirement Plans. The fee does apply to shares held in IRA accounts (including IRA-based plans) and to shares purchased through automatic investment plans (described under "How You Can Invest in the Funds"). The fee may apply to shares in broker omnibus accounts.

          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. The Funds may be liable for losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their Financial Advisor or Service Provider for further instructions.



          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of each Fund's adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in your account, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

          Some Service Providers may have other procedures for redemption, either in addition to or instead of those described above. Consult your Service Provider's literature for more information.


HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Primary Share of each Fund is determined daily as of the close of the Exchange on every day that the Exchange is open, by subtracting the liabilities attributable to Primary Shares from the total assets attributable to such shares and dividing the result by the number of Primary Shares outstanding. Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
          Most securities held by Global Government are valued on the basis of valuations furnished by a service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Dividends from net investment income are declared and paid monthly by Global Government; and are declared and paid annually by International Equity and Emerging Markets. Shareholders begin to earn dividends on their Global Government shares as of settlement date, which is normally the third business day after their orders are placed with their Financial Advisor or Service Provider. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss) and any net realized gain from foreign currency transactions generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in a Retirement Plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Primary Shares on the payment dates. Other shareholders may elect to:

          1. Receive both dividends and other distributions in Primary Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Primary Shares of the distributing Fund;
          3. Receive dividends in Primary Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.


          In certain cases, shareholders may reinvest dividends and other distributions in the Primary Shares of another Legg Mason fund. Please contact your Financial Advisor or Service Provider for additional information about this option.


          If no election is made, both dividends and other distributions are credited to your account in Primary Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also are credited to your account at that net asset value. If you elect to receive dividends and/or other distributions in cash, you will be sent a check or will have your Legg Mason account credited after the payment date. If a shareholder has elected to receive dividends and/or other distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional Primary Shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. You may elect at any time to change your option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, MD 21203-1476. Your election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid as of that date.


TAXES

          Each Fund intends to continue to qualify for treatment as a RIC under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.


          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Primary Shares) are taxable to its shareholders (other than Retirement Plans and other tax-exempt investors) as ordinary income to the extent of the Fund's earnings and profits. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in Primary Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax. The relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.


          Each Fund sends its shareholders a notice following the end of each calendar year specifying among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above.


          Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide that Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.


          A redemption of Primary Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Primary Shares of any Fund for shares of any other Legg Mason fund generally will have similar tax consequences. See "Shareholder Services -- Exchange Privilege." If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


          If more than 50% of the value of International Equity's or Emerging Markets' total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions' sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each of these Funds will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If a Fund makes this election, then pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Primary Shares immediately prior to the record date for a dividend or other distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.

          The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Funds, there may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.

SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends, capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments).
          An account statement will be sent to you monthly unless there has been no activity in the account or you are purchasing shares through the Future First Systematic Investment Plan or through automatic investments, in which case an account statement will be sent quarterly. Reports will be sent to each Fund's shareholders at least semi-annually showing its portfolio and other information; the annual report will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476.

SYSTEMATIC WITHDRAWAL PLAN
          You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis if you are purchasing or already own shares with a net asset value of

      $5,000 or more. Shareholders should not purchase shares of a Fund while they are participating in the Systematic Withdrawal Plan with respect to that Fund. Please contact your Financial Advisor or Service Provider for further information.


EXCHANGE PRIVILEGE

          As a Fund shareholder, you are entitled to exchange your Primary Shares of a Fund for Primary Shares of any of the Legg Mason Funds, provided that such shares are eligible for sale in your state of residence.


          Investments by exchange into the Legg Mason funds sold without an initial sales charge are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. Investments by exchange into the Legg Mason funds sold with an initial sales charge are made at the per share net asset value, plus the applicable sales charge, determined on the same business day as redemption of the Fund shares you wish to redeem; except that no sales charge will be imposed upon proceeds from the redemption of Fund shares to be exchanged that were originally purchased by exchange from a fund on which the same or higher initial sales charge previously was paid. There is no charge for the exchange privilege, but each Fund reserves the right to terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from that Fund in one calendar year. To obtain further information concerning the exchange privilege and prospectuses of other Legg Mason funds, or to make an exchange, please contact your Financial Advisor or Service Provider. To effect an exchange by telephone, please call your Financial Advisor or Service Provider with the information described in "How You Can Redeem Your Primary Shares," page 22. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.


          Emerging Markets imposes a 2% redemption fee on exchanges of shares held less than one year. See page 23.

          Some Service Providers may not offer all of the Legg Mason Funds for exchange.


THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS

          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.



MANAGEMENT AGREEMENTS
          Each Fund has a management agreement with LMFA which was approved by the Fund's Board of Directors (each a "Management Agreement"). Under the Management Agreements, LMFA is obligated to provide the Funds with investment management and administrative services, and to oversee the Funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.


          For services under the Management Agreements, LMFA receives a fee from each Fund, calculated daily and payable monthly, at the following annual rates:



      Global Government                0.75%
      International Equity             0.75%
      Emerging Markets                 1.00%



          Because of fee waivers (see below), Emerging Markets paid a management fee of 0.64% during the fiscal year ended December 31, 1997.



ADVISORY AGREEMENTS
          LMFA has entered into investment advisory agreements with Western Asset and Batterymarch (each an "Advisory Agreement") to provide investment advisory services to the Funds. These advisers have the responsibility for making investment decisions and placing orders to buy or sell a particular security.
          Under its Advisory Agreement, Batterymarch serves as investment adviser to International Equity and Emerging Markets. Batterymarch receives an advisory fee from LMFA, computed daily and paid monthly at an annual rate equal to 0.50% of International Equity's average daily net assets and 0.75% of Emerging Markets' average daily net assets, prior to any fee waivers, as discussed below.
          Under its Advisory Agreement, Western Asset serves as investment adviser to Global Government. Western Asset receives an advisory fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA, or 0.40% of the Fund's average daily net assets.

          Western Asset Global Management, Ltd. ("Western Asset Global") serves as investment sub-adviser to Global Government pursuant to the terms of a sub-advisory agreement with Western Asset dated May 1, 1997. Western Asset Global is responsible for providing research, analytical and trading support for the Fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the sub-advisory agreement, Western Asset Global is paid monthly by Western Asset (not the Fund) at an annual rate equal to 0.20% of the Fund's average daily net assets. Western Asset Global also receives a sub-administration fee from LMFA at an annual rate equal to 0.10% of the Fund's average daily net assets for certain administrative services performed.

FEE WAIVERS



          LMFA has agreed to waive its fees in any month to the extent a Fund's expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets attributable to Primary shares, as follows:



      Global Government            1.90%, indefinitely
      International Equity         2.25%, indefinitely
      Emerging Markets             2.50% until May 1, 1999



          These agreements are voluntary and may be terminated by LMFA at any time. Each Fund pays all its other expenses which are not assumed by LMFA.



EXPENSE RATIOS
          For the fiscal year ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:



      Global Government                1.86%
      International Equity             2.17%
      Emerging Markets                 2.50%



          In addition to management and distribution fees, each Fund will be responsible for interest, taxes, brokerage fees and commissions, expenses of preparing and printing prospectuses, proxy statements and reports to shareholders and of distributing them to existing shareholders, custodian charges, transfer agency fees, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, government fees and expenses incurred in connection with industry organizations.



LMFA
          LMFA acts as adviser or manager to seventeen investment company portfolios which had aggregate assets under management of approximately $11.2 billion as of March 31, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.



          Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by LMFA and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LMFA is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



WESTERN ASSET
          Western Asset renders investment advice to fifteen open-end investment companies and one closed-end investment company which together had aggregate assets under management of approximately $5.2 billion as of March 31, 1998. Western Asset also renders investment advice to private accounts with fixed-income assets under management of approximately $33.7 billion as of that date. Western Asset has managed fixed-income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

WESTERN ASSET GLOBAL
          Western Asset Global, located at 155 Bishops-gate, London EC2M 3 TY, also renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.0 billion as of March 31, 1998. Western Asset Global has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.



BATTERYMARCH
          Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.3 billion as of March 31, 1998. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.



PORTFOLIO MANAGEMENT
          Keith J. Gardner has been primarily responsible for the day-to-day management of Global Government since its inception. Mr. Gardner has been Vice President of Legg Mason since November 1992 and Senior Portfolio Manager at Western Asset since December 1994.


          Batterymarch investment teams are responsible for the day-to-day management of International Equity and Emerging Markets.


THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to separate Underwriting Agreements with the Funds. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of each Fund, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense, and for any supplementary sales literature and advertising costs.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

          The Board of Directors of the Corporation has adopted Distribution and Shareholder Services Plans (each a "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Fund. The Plans provide that as compensation for Legg Mason's ongoing services to investors in Primary Shares and its activities and expenses related to the sale and distribution of Primary Shares, Legg Mason receives an annual distribution fee from each Fund equal to 0.50% of Global Government's average daily net assets attributable to Primary Shares, and 0.75% of International Equity's and Emerging Markets' average daily net assets attributable to Primary Shares; and an annual service fee from each Fund equal to 0.25% of its average daily net assets attributable to Primary Shares. The distribution fee and the service fee are calculated daily and paid monthly. The fees received by Legg Mason during any year may be more or less than its cost of providing distribution and shareholder services for Primary Shares of the Funds. Legg Mason has temporarily agreed to waive the distribution fee to the extent necessary to limit total expenses attributable to Primary Shares of each Fund (exclusive of taxes, interest, brokerage fees and extraordinary expenses) as described above. Legg Mason may enter into agreements with unaffiliated dealers to sell Primary Shares of each Fund. Legg Mason pays such dealers up to 90% of the distribution and shareholder service fees that it receives from a Fund with respect to shares sold by the dealers.


          NASD rules limit the amount of annual distribution and service fees that may be paid by mutual funds and impose a ceiling on the cumulative distribution fees received. Each Fund's Plan complies with those rules.


          Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of LMFA and the advisers. Legg Mason receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions; for the year ended December 31, 1997, Legg Mason received $31,000, $68,000 and $23,000 for performing such services in connection with Global Government, International Equity and Emerging Markets, respectively.


          The President and Treasurer of the Corporation are employed by Legg Mason.

THE FUNDS' CUSTODIAN AND TRANSFER AGENT
          State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of each Fund. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer agent for Fund shares and dividend-disbursing agent for each Fund.

          Pursuant to rules adopted under Section 17(f) of the 1940 Act, each Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made in accordance with SEC rules. A number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Funds, the reputation of the institution in its national market, the perceived political and economic stability of the countries in which the sub-custodians will be located and perceived risks of potential nationalization or expropriation of Fund assets are considered. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur. Securities traded abroad are more likely to be in bearer form, which heightens the risk of loss through inadvertance or theft. In such event, a Fund may be dependent on its foreign custodian, the custodian's business insurance, or foreign law for any recovery.


DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation was established as a Maryland corporation on December 31, 1992. The Articles of Incorporation authorize the Corporation to issue one billion shares of common stock par value $.001 per share and to create additional series, each of which may issue separate classes of shares.
          Each Fund currently offers two Classes of Shares -- Class A (known as "Primary Shares") and Class Y (known as "Navigator Shares"). The two Classes represent interests in the same pool of assets. A separate vote is taken by a Class of Shares of a Fund if a matter affects just that Class of Shares. Each Class of Shares may bear certain differing Class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to the one Class than another.

          Investors may obtain more information concerning the Navigator Class from their financial advisor or any person making available to them shares of the Primary Class, or by calling 1-800-822-5544.


          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different Classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 100 Light Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (THIS PAGE INTENTIONALLY LEFT BLANK)

                    THE
                 NAVIGATOR
                   CLASS
                   OF THE
                 LEGG MASON
                   GLOBAL
                   FUNDS

                   -----

         Putting Your Future First


       Global Funds
       Navigator Class of Global
            Government Trust
       Navigator Class of
            International Equity Trust
       Navigator Class of
            Emerging Markets Trust


                 Prospectus
                May 1, 1998

This wrapper is not part of the prospectus.



Addresses

Distributor:
     Legg Mason Wood Walker, Inc.
     100 Light Street
     P.O. Box 1476, Baltimore, MD 21203-1476
     410 o 539 o 0000     800 o 822 o 5544
Authorized Dealer:
     Fairfield Group, Inc.
     200 Gibraltar Road
     Horsham, PA 19044
Transfer and Shareholder Servicing Agent:
     Boston Financial Data Services
     P.O. Box 953
     Boston, MA 02103
Counsel:
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Ave., N.W.,
     Washington, DC 20036-1800

Independent Accountants:
     Coopers & Lybrand L.L.P.
     250 W. Pratt Street
     Baltimore, MD 21201


No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectus does not constitute an offering by any Fund or by the principal underwriter in any jurisdiction in which such offering may not lawfully be made.

NAVIGATOR GLOBAL FUNDS


PROSPECTUS
MAY 1, 1998
LEGG MASON GLOBAL TRUST, INC.:
     LEGG MASON GLOBAL GOVERNMENT TRUST
     LEGG MASON INTERNATIONAL EQUITY TRUST
     LEGG MASON EMERGING MARKETS TRUST



    Shares of Navigator Global Government Trust, Navigator International Equity Trust and Navigator Emerging Markets Trust (collectively referred to as "Navigator Shares") represent separate classes ("Navigator Classes") of interest in the Legg Mason Global Government Trust ("Global Government"), Legg Mason International Equity Trust ("International Equity") and Legg Mason Emerging Markets Trust ("Emerging Markets"), respectively. Global Government, International Equity and Emerging Markets (each a "Fund") are separate, professionally managed portfolios of Legg Mason Global Trust, Inc. ("Corporation"), an open-end management investment company. Global Government is a bond fund; International Equity and Emerging Markets are equity funds.


    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge upon request from the Funds' distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed on the next page).



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    INTERNATIONAL EQUITY AND EMERGING MARKETS MAY INVEST UP TO 35% AND 100%, RESPECTIVELY, OF THEIR TOTAL ASSETS IN THE SECURITIES OF COMPANIES LOCATED IN DEVELOPING COUNTRIES, INCLUDING COUNTRIES OR REGIONS WITH RELATIVELY LOW GROSS NATIONAL PRODUCT PER CAPITA COMPARED TO THE WORLD'S MAJOR ECONOMIES, AND IN COUNTRIES OR REGIONS WITH THE POTENTIAL FOR RAPID BUT UNSTABLE ECONOMIC GROWTH (COLLECTIVELY, "EMERGING MARKETS"). BECAUSE OF THE RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS, BOTH INTERNATIONAL EQUITY AND EMERGING MARKETS ARE INTENDED TO BE LONG-TERM INVESTMENT VEHICLES AND ARE NOT DESIGNED TO PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON SHORT-TERM STOCK MARKET MOVEMENTS. INVESTORS IN THESE TWO FUNDS SHOULD BE ABLE TO TOLERATE SUDDEN, SOMETIMES SUBSTANTIAL FLUCTUATIONS IN THE VALUE OF THEIR INVESTMENTS.

    GLOBAL GOVERNMENT is a non-diversified, professionally managed portfolio seeking capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. In attempting to achieve the Fund's objective, the Fund's investment adviser, Western Asset Management Company ("Western Asset"), normally invests at least 75% of the Fund's total assets in debt securities issued or guaranteed by foreign governments, the U.S. Government, their agencies, instrumentalities or political subdivisions. At least 75% of its total assets normally will be invested in investment grade debt securities of foreign or domestic corporations, governments or other issuers, certain money market instruments, and repurchase agreements collateralized by such securities. The Fund may invest up to 25% of its total assets in debt securities rated below investment grade.

    INTERNATIONAL EQUITY is a diversified, professionally managed portfolio seeking maximum long-term total return. IN ATTEMPTING TO ACHIEVE THE FUND'S OBJECTIVE, THE FUND'S INVESTMENT ADVISER, BATTERYMARCH FINANCIAL MANAGEMENT, INC. ("BATTERYMARCH"), NORMALLY INVESTS THE FUND'S ASSETS IN COMMON STOCKS OF COMPANIES LOCATED OUTSIDE THE UNITED STATES. THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN EMERGING MARKET SECURITIES.

    EMERGING MARKETS is a diversified, professionally managed portfolio seeking long-term capital appreciation. In attempting to achieve the Fund's objective, Batterymarch, as the Fund's investment adviser, normally invests at least 65% of the Fund's total assets in equity securities of emerging market companies. Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments.

    The adviser considers emerging markets to include most of the countries of Asia, Africa, Latin America, Eastern Europe and the Middle East, as well as certain countries in Western or Southern Europe. Most emerging market countries or regions have relatively low gross national products per capita compared to the world's major economies, and have the potential for rapid but unstable economic growth. The risks of foreign investing are heightened in emerging markets.

    INVESTORS SHOULD BE COGNIZANT OF THE UNIQUE RISKS OF INTERNATIONAL INVESTING, INCLUDING EXPOSURE TO CURRENCY FLUCTUATIONS. BECAUSE OF THESE RISKS, AN INVESTMENT IN ANY OF THESE FUNDS SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM. BECAUSE OF THE SPECIAL RISKS ASSOCIATED WITH EMERGING MARKETS, AN INVESTMENT IN EITHER OF THE EQUITY FUNDS SHOULD BE CONSIDERED SPECULATIVE.


    The Navigator Classes of Shares, described in this Prospectus, are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own monies and monies for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Institutional Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.


    No initial sales charge is imposed by the Funds on purchases, and no redemption charge is imposed by Global Government and International Equity on sales of Navigator Shares. For Emerging Markets, a 2% redemption fee is charged on the proceeds of Navigator Shares redeemed or exchanged within one year of purchase. Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares. See "How to Purchase and Redeem Shares." Each Fund pays management fees to Legg Mason Fund Adviser, Inc. ("LMFA"), but Navigator Classes pay no distribution fees.

            TABLE OF CONTENTS

                Expenses                                           3

                Financial Highlights                               4

                Performance Information                            5

                Investment Objectives and Policies                 6

                How to Purchase and Redeem Shares                 19

                How Shareholder Accounts are Maintained           21

                How Net Asset Value Is Determined                 21

                Dividends and Other Distributions                 21

                Taxes                                             22

                Shareholder Services                              23


                The Funds' Management and Investment Advisers     24


                The Funds' Distributor                            25


                The Funds' Custodian and Transfer Agent           26


                Description of the Corporation and its Shares     26



                          Legg Mason Wood Walker, Inc.
                                100 Light Street
                                 P.O. Box 1476
                            Baltimore, MD 21203-1476
                         410 (Bullet) 539 (Bullet) 0000
                         800 (Bullet) 822 (Bullet) 5544

     EXPENSES

          The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in Navigator Shares of a Fund will bear directly or indirectly. Other expenses set forth in the table are based on estimates and fees are adjusted for current expense limits and fee waiver levels for the initial period of operations of the Navigator Classes.


      SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND
      Maximum sales charge on purchases or
        reinvested dividends                           None
      Redemption and exchange fees:
        For Global Government and International
          Equity                                       None
        For Emerging Markets                          2.00%*

      ---------------------
      * Because of the costs involved in trading emerging market securities, Emerging Markets assesses a 2% redemption fee on the proceeds of shares redeemed or exchanged within one year of purchase. The fee is paid directly to the Fund, and not to LMFA or Legg Mason.

      ANNUAL FUND OPERATING EXPENSES -- NAVIGATOR SHARES(A)
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                             INTER-
                               GLOBAL       NATIONAL      EMERGING
                             GOVERNMENT      EQUITY       MARKETS

                             -------------------------------------
      Management fees           0.75%          0.75%        0.64%(B)
      12b-1 fees                None           None         None
      Other expenses            0.36%          0.42%        0.86%

                             -------------------------------------
      Total operating
        expenses                1.11%          1.17%        1.50%(B)
                             -------------------------------------


      ---------------------

    (A) After fee waivers. Pursuant to voluntary expense limitations, LMFA and each Fund's adviser have agreed to waive management fees to the extent necessary to limit total operating expenses attributable to Navigator Shares of each Fund (exclusive of taxes, interest, brokerage and extraordinary expenses) as follows: for Global Government 1.11% of average daily net assets indefinitely; for International Equity, 1.25% of average daily net assets indefinitely; and for Emerging Markets, 1.50% of average daily net assets until May 1, 1999. No fee waivers would be necessary for Global Government and International Equity.
    (B) After fee waivers. In the absence of such waivers, the expected management fee, other expenses, and total operating expenses of Emerging Markets would be 1.00%, 0.86% and 1.86% of average net assets.



          For further information concerning Fund expenses, see "The Funds' Management and Investment Advisers," page 24.


      EXAMPLE
          The following example illustrates the expenses that you would pay on a $1,000 investment in Navigator Shares over various time periods assuming
      (1) a 5% annual rate of return and (2) full redemption at the end of each time period. As noted in the table above, Global Government and International Equity charge no redemption fees of any kind.


                              1       3       5      10
                             YEAR   YEARS   YEARS   YEARS

---------------------------------------------------------
Global Government            $11     $35     $61    $135
International Equity         $12     $37     $64    $142
Emerging Markets             $36     $47     $82    $179
Emerging Markets
  (Assuming no redemption)   $15     $47     $82    $179



          This example assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same over the time periods shown and that all dividends and other distributions are reinvested. The above tables and the assumption in the example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. THE ASSUMED 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE PROJECTED OR ACTUAL PERFORMANCE OF NAVIGATOR SHARES OF THE FUNDS. THE ABOVE TABLES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The actual expenses attributed to Navigator Shares will depend upon, among other things, the level of average net assets, the levels of sales and redemptions of shares, whether LMFA and/or a Fund's adviser waive their fees, and the extent to which Navigator Shares incur variable expenses, such as transfer agency costs.

     FINANCIAL HIGHLIGHTS

         Each Fund offers two classes of shares, Primary Shares and Navigator Shares. The information shown below is for Primary Shares and reflects 12b-1 fees paid by that class and not by Navigator Shares.

         The financial information in the table that follows has been audited by Coopers & Lybrand L.L.P., independent accountants. Global Government's, International Equity's and Emerging Markets' financial statements for the year ended December 31, 1997 and the report of Coopers & Lybrand L.L.P. thereon are included in the Corporation's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information. The annual report is available to shareholders without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.


                                 INVESTMENT OPERATIONS                                DISTRIBUTIONS FROM:
                  ----------------------------------------------------  ------------------------------------------------
                                          NET REALIZED AND
                                          UNREALIZED GAIN
                                             (LOSS) ON
                                              INVEST-                                                         IN EXCESS
                  NET ASSET     NET        MENTS, OPTIONS     TOTAL                 IN EXCESS       NET        OF NET
                   VALUE,    INVESTMENT     FUTURES AND        FROM        NET        OF NET     REALIZED     REALIZED
                  BEGINNING    INCOME     FOREIGN CURRENCY  INVESTMENT  INVESTMENT  INVESTMENT    GAIN ON      GAIN ON
                   OF YEAR     (LOSS)       TRANSACTIONS    OPERATIONS    INCOME      INCOME    INVESTMENTS  INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1997         $ 10.41     $  .54          $ (.71)        $ (.17)     $ (.48)     $ (.05)      $(.11)       $  --
      1996           10.33        .59             .21            .80        (.62)         --        (.10)          --
      1995            9.54        .63            1.32           1.95       (1.16)         --          --           --
      1994           10.27        .57(A)         (.71)          (.14)       (.59)         --          --           --
      1993(D)        10.00        .36(A)          .31            .67        (.36)         --        (.04)          --

INTERNATIONAL EQUITY TRUST
      Years Ended Dec. 31,
      1997         $ 12.09     $  .02          $  .19         $  .21      $ (.08)     $   --       $(.44)       $  --
      1996           10.70        .02(B)         1.74           1.76        (.05)         --        (.32)          --
      1995(E)        10.00        .04(B)          .77            .81        (.04)         --          --         (.07)

EMERGING MARKETS TRUST
      Years Ended Dec. 31,
      1997         $ 10.51     $ (.02)(C)      $ (.63)        $ (.65)     $ (.01)     $   --       $  --        $  --
      1996(F)        10.00       (.03)(C)         .57            .54        (.03)         --          --           --

                                                                      RATIOS/SUPPLEMENTAL DATA
                                             ---------------------------------------------------------------------------
                                                                        NET
                                  NET ASSET                         INVESTMENT                 AVERAGE     NET ASSETS,
                                   VALUE,              EXPENSES    INCOME (LOSS)   PORTFOLIO  COMMISSION      END OF
                       TOTAL       END OF    TOTAL    TO AVERAGE    TO AVERAGE     TURNOVER      RATE          YEAR
                   DISTRIBUTIONS    YEAR     RETURN   NET ASSETS    NET ASSETS       RATE       PAID(G)   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT TRUST
      Years Ended Dec. 31,
      1997            $  (.64)     $  9.60    (1.69)%     1.86%         5.39%         241%      $   --       $136,732
      1996               (.72)       10.41     8.22%      1.86%         5.80%         172%          --        161,549
      1995              (1.16)       10.33    20.80%      1.81%         5.72%         169%          --        153,954
      1994               (.59)        9.54    (1.40)%     1.34%(A)      5.71%(A)      127%          --        145,415
      1993(D)            (.40)       10.27     6.76%(H)   0.27%(A,I)    5.41%(A,I)    128%(I)       --        161,072
INTERNATIONAL EQUITY TRUST
      Years Ended Dec. 31,
      1997            $  (.52)     $ 11.78     1.76%      2.17%          .17%          59%      $.0082       $227,655
      1996               (.37)       12.09    16.49%      2.25%(B)       .21%(B)       83%       .0083        167,926
      1995(E)            (.11)       10.70     8.11%(H)   2.25%(B,I)     .52%(B,I)     58%(I)       --         65,947
EMERGING MARKETS TRUST
      Years Ended Dec. 31,
      1997            $  (.01)     $  9.85    (6.18)%     2.50%(C)      (.76)%(C)      63%      $.0054       $ 65,302
      1996(F)            (.03)       10.51     5.40%(H)   2.50%(C,I)    (.68)%(C,I)    46%(I)    .0061         21,206



     ------------------
   (A) NET OF FEES WAIVED BY LMFA FOR EXPENSES IN EXCESS OF VOLUNTARY EXPENSE LIMITATIONS OF 0.2% UNTIL SEPTEMBER 30, 1993; 0.35% UNTIL DECEMBER 31, 1993; 0.5% UNTIL JANUARY 31, 1994; 0.7% UNTIL FEBRUARY 28, 1994; 0.9%
       UNTIL MARCH 31, 1994; 1.1% UNTIL APRIL 30, 1994; 1.3% UNTIL MAY 31, 1994;
       1.5% UNTIL JUNE 30, 1994; 1.7% UNTIL JULY 31, 1994; AND 1.9%
       INDEFINITELY. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS
       FOLLOWS: 1994, 1.82%; AND 1993, 1.93%.




   (B) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.25%. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS FOLLOWS:
       1996, 2.32%; AND 1995, 2.91%.

   (C) NET OF FEES WAIVED PURSUANT TO A VOLUNTARY EXPENSE LIMITATION OF 2.50%. IF NO FEES HAD BEEN WAIVED BY LMFA, THE ANNUALIZED RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS FOR EACH PERIOD WOULD HAVE BEEN AS FOLLOWS:
       1997, 2.86%; AND 1996, 3.71%.

   (D) FOR THE PERIOD APRIL 15, 1993 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1993.

   (E) FOR THE PERIOD FEBRUARY 17, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995.

   (F) FOR THE PERIOD MAY 28, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

   (G) PURSUANT TO SEC REGULATIONS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER SEPTEMBER 1, 1995, THIS IS THE AVERAGE COMMISSION RATE PAID ON SECURITIES PURCHASED AND SOLD BY THE FUNDS. THE REGULATIONS FOR AVERAGE COMMISSION RATES ARE NOT APPLICABLE TO NON-EQUITY FUNDS.

   (H) NOT ANNUALIZED

   (I) ANNUALIZED

     PERFORMANCE INFORMATION

    From time to time each Fund may quote the TOTAL RETURN of each class of shares in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of dividends and capital gain distributions, of an investment in the fund. CUMULATIVE TOTAL RETURN shows the fund's performance over a specific period of time. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. Performance figures reflect past performance only and are not intended to indicate future performance. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-by-year results.
    Prior to May 1, 1996, International Equity was named Legg Mason Global Equity Trust ("Global Equity"). Global Equity invested primarily in common stocks of companies located anywhere in the world, including the United States. Since May 1, 1996, with this name change, International Equity invests in common stocks located outside the United States.

    Total returns as of December 31, 1997 were as follows:


CUMULATIVE TOTAL     GLOBAL      INTERNATIONAL    EMERGING
  RETURN           GOVERNMENT       EQUITY        MARKETS
----------------------------------------------------------
Primary Class:

  One Year            -1.69%        +1.76%       -6.18%(C)
  Life of Class      +35.29%(A)    +28.16%(B)    -1.11%(D)


AVERAGE ANNUAL
 TOTAL RETURN
----------------------------------------------------------
Primary Class:

  One Year            -1.69%        +1.76%       -6.18%(C)
  Life of Class       +6.62%(A)     +9.02%(B)    -0.70%(D)


---------------
(A) INCEPTION OF GLOBAL GOVERNMENT -- APRIL 15, 1993.
(B) INCEPTION OF INTERNATIONAL EQUITY -- FEBRUARY 17, 1995.

(C) NET OF 2.0% REDEMPTION FEE ASSESSED WITHIN TWELVE MONTHS OF PURCHASE.


(D) INCEPTION OF EMERGING MARKETS -- MAY 28, 1996.



    No adjustment has been made for any income taxes payable by shareholders. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if LMFA had not waived certain fees during the periods presented above. Because Navigator Shares have lower total expenses, they will generally have a higher return than Primary Shares. As of the date of this Prospectus, Navigator Shares have no performance history.

    Global Government also may advertise its YIELD. Yield reflects net investment income per share (as defined by applicable SEC regulations) over a 30-day (or one-month) period, expressed as an annualized percentage of net asset value at the end of the period. The effective yield, although calculated similarly, will be slightly higher than the yield because it assumes that income earned from the investment is reinvested (i.e., the compounding effect of reinvestment). Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.
    Further information about each Fund's performance is contained in the Corporation's annual report to shareholders, which may be obtained without charge by calling a financial advisor at Fairfield, Legg Mason or Legg Mason's Funds Marketing Department at 800-822-5544.

      INVESTMENT OBJECTIVES AND POLICIES

          Each Fund's investment objective may not be changed without shareholder approval; however, except as otherwise noted, the investment policies of each Fund described below may be changed by the Corporation's Board of Directors without a shareholder vote. There can be no assurance that any Fund will achieve its investment objective.

          GLOBAL GOVERNMENT'S investment objective is to provide capital appreciation and current income in order to achieve an attractive total return consistent with prudent investment risk. The Fund normally attempts to achieve this objective by investing at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, their agencies, instrumentalities or political subdivisions. The Fund normally will invest at least 75% of its total assets in debt securities issued or guaranteed by the U. S. Government or foreign governments, the agencies or instrumentalities of either, supranational organizations and foreign or domestic corporations, trusts, or financial institutions rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality, certain money market instruments and repurchase agreements involving any of the foregoing. These are considered investment grade debt securities.

          Under normal circumstances, the Fund will invest no more than 40% of its total assets in any one country other than the United States. There is no other limit on the percentage of the Fund's assets that may be invested in any one country or currency.

          The money market instruments in which the Fund may invest include commercial paper and other money market instruments which are: rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's at the date of investment; issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of A or better by Moody's or S&P, or if unrated by Moody's or S&P, judged by Western Asset to be of comparable quality; and bank certificates of deposit and bankers' acceptances judged by Western Asset to be of comparable quality.
          The remainder of the Fund's assets, not in excess of 25% of its assets, may be invested in: (1) debt securities of issuers which are rated at the time of purchase below Moody's or S&P's four highest grades, or unrated securities judged by Western Asset to be of comparable quality. This may include lower-rated debt securities issued or guaranteed by foreign governments or by domestic or foreign corporations, trusts or financial institutions; (2) loans and participations in loans originated by banks and other financial institutions, which also may be below investment grade; (3) securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock, or other equity interests (such securities may offer attractive income opportunities, and the debt securities of certain issuers may not be available without such features); and (4) common and preferred stocks. See page 15 for a discussion of the risks of lower-rated debt securities. If a security is downgraded subsequent to its purchase, the Fund will sell that security or another if that is necessary to assure that 75% of its assets are investment grade or equivalent quality instruments.
          The Fund may invest directly in U.S. dollar-denominated or foreign currency-denominated foreign fixed-income securities (including preferred or preference stock) and money market securities issued or guaranteed by governmental and non-governmental issuers, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.
          The Fund's foreign investments may include securities of issuers based in developed countries (including, but not limited to, countries in the European Union, Canada, Japan, Australia, New Zealand and newly industrialized countries, such as Singapore, Taiwan and South Korea).

          The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by numerous emerging market governments, and other such governments are expected to issue them in the future. Brady Bonds currently are rated below investment grade. As of the date of this Prospectus, Western Asset is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U. S. dollar) and are actively traded in the secondary market for Latin American debt.

          Foreign government securities may include debt securities denominated in multinational currency units. An example of a multinational currency unit is the European Currency Unit ("ECU").

      An ECU represents specified amounts of currencies of certain member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted to reflect changes in relative values of the underlying currencies. Western Asset does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The market for ECUs may become illiquid at times of rapid change in the European currency markets, limiting the Fund's ability to prevent potential losses.
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. See "Options, Futures and Forward Currency Exchange Contracts," page 13 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 14. The Fund may purchase securities on a when-issued basis and enter into forward commitments to purchase securities (see page 18); may enter into swaps, caps, collars and floors for hedging and other purposes; may lend its securities to brokers, dealers and other financial institutions to earn income; may borrow money for temporary or emergency purposes; and may enter into short sales "against the box."
          When Western Asset believes such action is warranted by abnormal market or economic situations, the Fund may invest temporarily without limit in cash and U.S. dollar-denominated money market instruments including repurchase agreements.


          INTERNATIONAL EQUITY'S investment objective is to seek maximum long-term total return. The Fund attempts to meet this objective by investing primarily in equity securities of companies located outside the United States. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located outside the United States. In implementing this policy, Batterymarch currently intends to invest substantially all of the Fund's assets in non-U.S. equity securities. Batterymarch examines securities from over 20 international stock markets, with emphasis on several of the largest -- Japan, the United Kingdom, France, Canada and Germany. Common stocks are chosen using Batterymarch's system for identifying common stocks it believes to be undervalued. The weighting of the Fund's assets among individual countries will reflect an assessment of the attractiveness of individual equity securities regardless of where they trade. In addition, the Fund may invest up to 35% of its total assets in emerging market securities.

          The Fund's investment portfolio will normally be diversified across a broad range of industries and across a number of countries, consistent with the objective of maximum total return. The Fund is expected to remain substantially fully invested in equity securities. However, when cash is temporarily available, or for temporary defensive purposes, when Batterymarch believes such action is warranted by abnormal market or economic situations, the Fund may invest without limit in cash and U.S. dollar-denominated money market instruments, including repurchase agreements of domestic issuers. When Batterymarch believes such action is warranted by abnormal market or economic situations, for temporary defensive purposes, the Fund also may invest without limit in short-term debt instruments, including government, corporate and money market securities of domestic issuers. Such short-term investments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated by S&P or Moody's, judged by Batterymarch to be of comparable quality.
          The Fund is authorized to invest in stock index futures and options as discussed below. The Fund may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. See "Options, Futures and Forward Currency Exchange Contracts," page 13 and "Risks of Futures, Options and Forward Currency Exchange Contracts," page 14.
          The Fund is permitted to hold securities other than common stock, such as debentures or preferred stock that may or may not be convertible into common stock. Some of these instruments may be rated below investment grade. The Fund will not purchase securities rated below investment grade (or comparable unrated securities) if, as a result, more than 5% of the Fund's net assets would be so invested.

          EMERGING MARKETS' investment objective is long-term capital appreciation. The Fund attempts to meet this objective by investing at least 65% of its total assets in emerging market equity securities under normal conditions.
          Assets not invested in emerging market equity securities may be invested in any combination of debt securities of the U.S. Government, equity securities of issuers in developed countries, cash and money market instruments, including repurchase agreements. Batterymarch intends to be substantially fully invested in equity securities and convertible securities of emerging market issuers. The Fund may use options and stock index futures as discussed below. It may also enter into forward foreign currency exchange contracts in order to protect against fluctuations in exchange rates. However, appropriate hedging instruments are not available with respect to most emerging markets, and the Fund accordingly will not often employ hedging strategies. See "Options, Futures and Forward Currency Exchange Contracts," page 13, and "Risks of Futures, Options, Futures and Forward Currency Exchange Contracts," page 14.
          The Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.
          The Fund intends to invest in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa, although it may not invest in all these markets at all times and may not invest in any particular market when it deems investment in that country or region to be inadvisable.
          More than 25% of the Fund's total assets may be denominated in a single currency. Concentration in a single foreign currency will increase the Fund's exposure to adverse developments affecting the value of that currency. An issuer of securities purchased by the Fund may be domiciled in a country other than the country in whose currency the securities are denominated.
          When abnormal market or economic situations warrant in the opinion of Batterymarch, the Fund may invest without limit for temporary defensive purposes in short-term debt instruments, including government, corporate and money market securities of domestic issuers, as well as repurchase agreements. Such short-term instruments will be rated in one of the four highest rating categories by S&P or Moody's or, if unrated, judged by Batterymarch to be of comparable quality.

INVESTMENT RESTRICTIONS
          Global Government is a "non-diversified" investment company; therefore, the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940 ("1940 Act"). However, the Fund intends to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ( "Code"), which requires that, among other things, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of the Fund's total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer; these limits do not apply to U.S. government securities. To the extent the Fund's assets are invested in the obligations of a limited number of issuers or in a limited number of countries or currencies, the value of the Fund's shares will be more susceptible to any single economic, political or regulatory occurrence than would the shares of a diversified company.

          The fundamental restrictions applicable to each Fund include a prohibition on investing 25% or more of total assets in the securities of issuers having their principal business activities in the same industry (with the exception of securities issued or guaranteed by the U. S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto).

          As a fundamental policy, each Fund may borrow an amount equal to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Because of the limited liquidity of some emerging markets, Emerging Markets, in particular, may occasionally be required to borrow to meet redemption requests. Borrowing may cause greater fluctuation in share value, but also may enable the Fund to retain favorable securities positions rather than liquidating them to meet redemptions. None of the Funds will borrow for the purpose of leveraging its portfolio. As a non-fundamental policy, none of the Funds may purchase securities when outstanding borrowings exceed 5% of total assets.

          Additional fundamental and non-fundamental investment restrictions are set forth in the Statement of Additional Information.


INVESTMENT TECHNIQUES AND RISKS
          The following investment techniques and risks apply to each of the Funds unless otherwise stated.

      Foreign Securities
          Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from differences in accounting, auditing and financial reporting standards; lower liquidity than U.S. securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency out of a country); and political instability. In many cases, there is less publicly available information concerning foreign issuers than is available concerning U.S. issuers. Additionally, purchases and sales of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes and tax withholding. Foreign securities generally exhibit greater price volatility and a greater risk of illiquidity. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar irrespective of the performance of the underlying investment.
          The relative performance of various countries' fixed income and equity markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Bank deposit insurance, if any, may be subject to widely varying regulations and limits in foreign countries.
          Foreign securities purchased by a Fund may be listed on foreign exchanges or traded over-the-counter. Transactions on foreign exchanges are usually subject to mark-ups or commissions higher than negotiated commissions on U.S. transactions, although each Fund will endeavor to obtain the best net results in effecting transactions. There is less government supervision and regulation of exchanges and brokers in many foreign countries than in the United States. Additional costs associated with an investment in foreign securities will include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions.

      Emerging Market Securities
          Each Fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian Sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment, described above, are greater for investments in emerging markets. Because of the special risks associated with investing in emerging markets, an investment in any of the Funds should be considered speculative. With respect to Global Government, debt securities of governmental and corporate issuers in such countries will typically be rated below investment grade or be of comparable quality. Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development ("World Bank");
      (iii) listed in World Bank publications as developing or (iv) determined by Batterymarch to be an emerging market in accordance with the criteria of those organizations. The following are considered emerging market securities: (1) securities publicly traded on emerging market stock exchanges, or whose principal trading market is over-the-counter (i.e., off-exchange) in an emerging market; (2) securities (i) denominated in any emerging market currency or (ii) denominated in a major currency if issued by companies to finance operations in an emerging market; (3) securities of companies that derive a substantial portion of their total revenues from goods or services produced in, or sales made in, emerging markets;
      (4) securities of companies organized under the laws of an emerging market country or region, which are publicly traded in securities markets elsewhere; and (5) American depositary receipts ("ADRs") (or similar instruments) with respect to the foregoing.
          Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed markets around the world. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets.
          Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
          Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

          Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.
          To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund's ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund's ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.
          Many emerging market countries have little experience with the corporate form of business organization, and may not have well developed corporation and business laws or concepts of fiduciary duty in the business context.
          The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.
          Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.
          The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's portfolio securities in such markets may not be readily available.

      Investment in Japan
          International Equity may invest more than 25% of its total assets in securities of Japanese issuers. Japan is the largest capitalized stock market outside the United States. The performance of the Fund may therefore be significantly affected by events affecting the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has recently experienced a recession, including a decline in real estate values that adversely affected the balance sheets of many financial institutions. The strength of the Japanese currency may adversely affect industries engaged substantially in export. Japan's economy is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japanese economic prospects may be affected by the political and military situations of its nearby neighbors, notably North and South Korea, China, and Russia.

      Sovereign Debt Securities
          Global Government may invest in sovereign debt securities of emerging market governments. Sovereign debt is subject to risks in addition to those relating to foreign investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multilateral agencies, the country's access to trade and other international credits, and the country's balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future.

      Repurchase Agreements
          Repurchase agreements are agreements under which either U.S. government obligations or other high-quality, liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Funds by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and that Fund is delayed or prevented from exercising its right to dispose of the collateral securities, which may decline in value in the interim. A Fund will enter into repurchase agreements only with financial institutions which its adviser believes present minimal risk of default during the term of the agreement based on guidelines established by the Corporation's Board of Directors.

      Preferred Stock
          Each Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of its adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid, but do not generally have a legal right to demand payment. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

      Convertible Securities
          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.
          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Global Government has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by Global Government is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

      Reverse Repurchase Agreements and Other Borrowing
          In a reverse repurchase agreement, a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash and agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. Each Fund may also enter into dollar rolls, in which a Fund sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, that Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the proceeds of the initial sale.
          Each Fund may engage in reverse repurchase agreements, dollar rolls and other borrowing as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without selling portfolio instruments.
          To avoid potential leveraging effects of borrowing (including reverse repurchase agreements and dollar rolls), each Fund will not purchase securities while such borrowing is in excess of 5% of its total assets. Each Fund will limit its borrowing to no more than one-third of its total assets.

      Loans of Portfolio Securities
          Each Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with that Fund's custodian. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Each Fund presently does not expect to have on loan at any given time securities totaling more than one-third of its net asset value. When a Fund loans a security to another party, it runs the risk that the other party will default on its obligation, and that the value of the collateral will decline before the Fund can dispose of it.

      Restricted and Illiquid Securities

          Restricted securities are securities subject to legal or contractual restrictions on resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when a sale would otherwise be desirable. No Fund will acquire a security which cannot be expected to be sold within seven days at approximately the price at which it is valued ("illiquid assets"), if such acquisition would cause the aggregate value of that Fund's illiquid assets to exceed 15% of its net assets. Time deposits and repurchase agreements maturing in more than seven days are considered illiquid. Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly.

          The Funds do not consider foreign securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S. Rule 144A securities, although not registered, may be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. Each Fund's adviser, acting pursuant to guidelines established by the Corporation's Board of Directors, may determine that some Rule 144A securities are liquid. If the newly-developing institutional markets for restricted securities do not develop as anticipated, it could adversely affect the liquidity of a Fund.

      Depositary Receipts
          The Funds may invest in ADRs or similar non-U.S. instruments issued by foreign banks or trust companies. ADRs are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. The Funds may invest in either type of ADR. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. Some of these depositary receipts may be issued in bearer form. For purposes of their investment policies, each Fund will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

      Securities of Other Investment Companies
          Due to restrictions on direct investment by foreign entities in certain emerging markets, or other difficulties limiting the availability of local securities, investment in other investment companies may be the most practical or only manner in which a Fund can invest in certain emerging markets. A Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. There can be no assurance that a Fund will be able to invest in certain emerging markets. A Fund will invest in such funds when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

      Options, Futures and Forward Currency Exchange Contracts
          A futures contract is an agreement between the parties to buy or sell a specified amount of one or more securities or currencies at a specified price and date; futures contracts are generally closed out by the parties in advance of that date for a cash settlement. Under an option contract, one party has the right to require the other to buy or sell a specific security, currency or futures contract, and may exercise that right if the market price of the underlying instrument moves in a direction advantageous to the holder of the option. A forward foreign currency exchange contract is an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Options, futures and forward currency exchange contracts are generally considered to be "derivatives."

FOR GLOBAL GOVERNMENT:
          The Fund may buy and sell options, futures and forward contracts for hedging purposes and, to the extent permitted by regulatory agencies, for non-hedging purposes in an effort to enhance income. The Fund may purchase and sell call and put options on bond indices and on securities in which the Fund is authorized to invest for hedging purposes or to enhance income. The Fund may also purchase and sell interest rate and bond index futures contracts and options thereon for hedging purposes.
          The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specified transactions or with respect to its portfolio positions. For example, when Western Asset anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. The Fund may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of its security positions denominated in such currency. It may also engage in cross-hedging by using a forward contract in one currency to hedge against fluctuations in the value of securities denominated in a different currency. The purpose of these contracts is to minimize the risk to the Fund from adverse changes in the relationship between two currencies. Cross-currency hedging requires a degree of correlation between the two currencies involved. Some currency relationships thought to be correlated have proven highly volatile on some occasions.
          The Fund may also purchase and sell foreign currency futures contracts, options thereon and options on foreign currencies to hedge against the risk of fluctuations in the market value of foreign securities it holds or intends to purchase, resulting from changes in foreign exchange rates. The Fund may also purchase and sell options on foreign currencies and use forward currency contracts to enhance income.

FOR INTERNATIONAL EQUITY AND EMERGING MARKETS:
          A Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of investment securities. It may not enter into such contracts for speculative purposes. Forward currency contracts may be bought or sold to protect the Fund to a limited extent against adverse changes in exchange rates between foreign currencies and the U.S. dollar.
          Each Fund may utilize futures contracts and options to a limited extent. Specifically, a Fund may enter into futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; in addition, a Fund may not enter into futures contracts or related options if, as a result, more than 20% of the Fund's total assets would be so invested.
          Futures contracts and options may be used for several reasons: to simulate full investment in underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying equity security or index.
          As noted above, it may be difficult or impossible to hedge exposures in emerging markets, both because of the nature of the risks and because of the limited availability of suitable hedging instruments.

      Risks of Futures, Options and Forward Currency Exchange Contracts
          The use of options, futures and forward currency exchange contracts involves certain investment risks and transaction costs. These risks include (1) dependence on the ability of each Fund's adviser to predict movements in the prices of individual securities, fluctuations in the general securities markets or in market sectors and movements in interest rates and currency markets; (2) imperfect correlation, or no correlation at all, between movements in the price of options, futures contracts or forward currency contracts and movements in the price of the underlying securities or currencies; (3) the fact that skills needed to use these instruments are different from those needed to select a Fund's portfolio securities; (4) the possible lack of a liquid secondary market for any particular instrument at any particular time; (5) the possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other short-term obligations; (6) the possible need to defer closing out positions in these instruments in order to avoid adverse tax consequences; and (7) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. There can be no assurance that a Fund's use of futures contracts, forward currency contracts or options will be successful. Moreover, in the event that an anticipated change in the price of the securities or currencies that are the subject of the strategy does not occur, the Fund might have been in a better position had it not used that strategy at all. Forward currency contracts, which protect the value of a Fund's investment securities against a decline in the value of a currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. The use of options and futures contracts for speculative purposes, i.e., to enhance income or to increase a Fund's exposure to a particular security or foreign currency, subjects the Fund to additional risk. The use of options, futures or forward contracts to hedge an anticipated purchase also subjects a Fund to additional risk until the purchase is completed or the position is closed out.
          When a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U. S. government securities ("initial margin"). A Fund will not enter into futures contracts or commodities option positions (other than option positions that are "in-the-money" at the time of purchase) if, immediately thereafter, its initial margin deposits plus premiums paid by it, would exceed 5% of the fair market value of the Fund's net assets. If a Fund writes an option or sells a futures contract and is not able to close out that position prior to settlement date, the Fund may be required to deliver cash or securities substantially in excess of these amounts.
          Many options on securities are traded primarily on the over-the-counter ("OTC") market. OTC options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much liquidity as exchange-traded options. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by that Fund as well as the loss of the expected benefit of the transaction. OTC options may be considered "illiquid securities" for purposes of each Fund's investment limitations. Options and futures traded on U.S. or other exchanges may be subject to position and daily fluctuation limits, which may limit the ability of a Fund to reduce risk using such options and futures and may limit their liquidity.

          When using options, futures or forwards, each Fund will cover its short positions or maintain a segregated asset account, to the extent required by SEC staff positions. The Statement of Additional Information contains a more detailed description of futures, options and forward strategies.

          THE FOLLOWING DESCRIBES CERTAIN INVESTMENT TECHNIQUES USED PRIMARILY BY GLOBAL GOVERNMENT:

      Lower-Rated Debt Securities
          The Fund may invest in debt obligations of any grade. Western Asset seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.
          Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [I]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Where one rating organization has assigned an investment grade rating to an instrument and others have given it a lower rating, the Fund may consider the instrument to be investment grade. The ratings do not include the risk of market fluctuations.

          The Fund may invest up to 25% of its total assets in high-yield, high-risk securities rated below investment grade. The Fund may invest in lower-rated debt securities of domestic issuers, those issued by foreign corporations, those issued or guaranteed by foreign governmental issuers, and those issued by domestic corporations but linked to the performance of such foreign-issue debt. See "Foreign Securities" page 8. Such securities are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuers may result in an increased incidence of default.

          Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than those of higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Issuers of lower-rated debt securities are often highly leveraged and may not have access to more traditional methods of financing.
          The market for lower-rated securities may be thinner and less active than that for higher-rated securities. As a result of the limited liquidity of high yield securities, the valuation of these securities may require greater judgment than is necessary with respect to securities having more active markets. In addition, their prices have at times experienced rapid decline when a significant number of holders of such securities decided to sell them. Widespread sales may result from adverse publicity and investor perceptions, whether or not based on fundamental analysis.
          Debt securities may be subject to mandatory call provisions. If issuers were to invoke these provisions during periods of declining interest rates, the Fund would receive redemption proceeds at times when only lower-yielding securities were available for investment by the Fund.

          The table below provides a summary of ratings assigned to debt holdings in Global Government's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary. A further description of Moody's and S&P's ratings is included in the Appendix to the Statement of Additional Information.


  MOODY'S        Aaa/
    RATINGS      Aa/A    Baa     Ba      B     Caa    Ca      C    NR
----------------------------------------------------------------------

Average          74.2%   4.5%    16.9%   2.9%   --    1.5%    --   --%


                 AAA/                                 CC/
  S&P RATINGS    AA/A    BBB     BB      B     CCC     C      D    NR
----------------------------------------------------------------------

Average          75.2%   3.8%    17.8%   1.7%   --    1.5%    --   --%

          Global Government held no unrated securities during the fiscal year.


      U.S. Government Securities

          The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association ("GNMA") certificates), securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Banks), securities supported solely by the discretionary authority of the U.S. Treasury to lend to the issuer of the issuer (such as Fannie Mae and Freddie Mac securities).


      Mortgage-Related Securities
          The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of mortgages created by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. Mortgage-related securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.
          Interest in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-related securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-related securities are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure. Some mortgage-related securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.
          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the securities' effective maturities. When interest rates are declining, such prepayments usually increase. On the other hand, a decrease in the rate of prepayments, resulting from an increase in market interest rates, among other causes, may extend the effective maturities of mortgage-related securities, increasing their sensitivity to changes in market interest rates. The volume of prepayments of principal on a pool of mortgages underlying a particular mortgage-related security will influence the yield of that security. Increased prepayment of principal may limit the Fund's ability to realize the appreciation in the value of such securities that would otherwise accompany declining interest rates. An increase in mortgage prepayments could cause the Fund to incur a loss on a mortgage-related security that was purchased at a premium. In determining the Fund's average maturity, Western Asset must apply certain assumptions and projections about the maturity and prepayment of mortgage-related securities; actual prepayment rates may differ.

          Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-related securities issued by Freddie Mac, Fannie Mae, GNMA or by pools of conventional mortgages.

          CMOs are typically structured with two or more classes or series which have different maturities and are generally retired in sequence. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of obligations may be paid off sooner than expected because of an increase in the payoff speed of the pool.
          Mortgage-related securities created by non-governmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payments in the former securities. However, many issuers or servicers of mortgage-related securities guarantee timely payment of interest and principal on such securities. Timely payment of principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies. Where non-governmental securities are collateralized by securities issued by Freddie Mac, Fannie Mae or GNMA, the timely payment of interest and principal is supported by the government-related securities collateralizing such obligations.

          Some mortgage-related securities will be considered illiquid and will be subject to the Fund's investment limitation that no more than 15% of its net assets will be invested in illiquid securities.

      Stripped Mortgage-Backed Securities
          The Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. These securities are more sensitive to changes in prepayment and interest rates and the market for them is less liquid than is the case for traditional mortgage-backed and other debt securities. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity of an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the Fund purchases an IO and the underlying principal is repaid faster than expected, the Fund will recoup less than the purchase price of the IO, even one that is highly rated. Extensions of maturity resulting from increases of market interest rates may have an especially pronounced effect on POs. Most IOs and POs are regarded as illiquid and will be included in the Fund's 15% limit on illiquid securities. U.S. government-issued IOs and POs backed by fixed-rate mortgages may be deemed liquid by Western Asset, following guidelines and standards established by the Corporation's Board of Directors.

      Asset-Backed Securities
          Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-related securities, asset-backed securities are subject to the risk of prepayment. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than in the case of mortgage-backed securities.

      Loans and Loan Participations
          The Fund may purchase loans and participation interests in loans originally made by banks and other lenders to governmental borrowers. Many such interests are not rated by any rating agency and may involve borrowers considered to be poor credit risks. The Fund's interests in these loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Many such interests will be illiquid and therefore subject to the Fund's 15% limit on illiquid investments.
          In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

      Variable and Floating Rate Securities
          The Fund may invest in variable and floating rate securities. These securities provide for periodic adjustment in the interest rate paid on the obligations. Western Asset believes that the variable or floating rate of interest paid on these securities may reduce the wide fluctuations in market value typical of fixed-rate, long-term securities. The yield available on floating rate securities is typically less than that on fixed-rate notes of similar maturity issued by the same company. The rates of some securities vary according to a formula based on one or more interest rates, and some vary inversely with changes in the underlying rates. The value of these securities can be very volatile when market rates change.

      Zero Coupon and Pay-In-Kind Bonds
          A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a deep discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. Pay-in-kind securities pay interest in the form of additional securities, thereby adding additional debt to the issuer's balance sheet. The prices of both types of bonds fluctuate more in response to changes in market interest rates than do the prices of debt securities with similar maturities that pay interest in cash.
          An investor in zero coupon or pay-in-kind bonds generally accrues income on such securities prior to the receipt of cash payments. Since the Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the federal income tax laws, the Fund, as an investor in such bonds, may have to dispose of other securities to generate the cash necessary for the distribution of income attributable to its zero coupon or pay-in-kind bonds. Such disposal could occur at a time which would be disadvantageous to the Fund and when the Fund would not otherwise choose to dispose of the assets.


      Forward Commitments
          The Fund may enter into commitments to purchase U.S. government securities or other securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, the price is fixed, at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a to be announced transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.
          The Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Fund's forward commitment purchases could cause its net asset value to be more volatile. The Fund will direct its custodian to place cash or U.S. government obligations in a separate account equal to the commitments of the Fund to purchase securities as a result of its forward commitment obligation.
          The Fund may also enter into a forward commitment to sell only those securities it owns and will do so only with the intention of actually delivering the securities. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, the Fund does not participate in gains or losses on the security occurring after the commitment date. The Fund will direct its custodian to place the securities in a separate account. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Further risks involving forward commitments are discussed in the section "Risks of Futures, Options and Forward Currency Exchange Contracts," above.
          The Fund does not expect that its purchases of forward commitments will at any time exceed, in the aggregate, 20% of its total assets.


      Indexed Securities
          The Fund may purchase various fixed income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund.
          The value of such securities may fluctuate in response to changes in the index, market conditions, and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying investments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

      Capital Appreciation and Risk
          The market value of fixed income and other debt securities is partially a function of changes in the current level of interest rates. An increase in interest rates generally reduces the market value of existing fixed income and other debt securities, while a decline in interest rates generally increases the market value of such securities. The longer the maturity, the more pronounced is the rise or decline in the security's price. When interest rates are falling, a fund with a shorter maturity generally will not generate as high a level of total return as a fund with a longer maturity. Conversely, when interest rates are rising, a fund with a shorter maturity will generally outperform longer maturity portfolios. When interest rates are flat, shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).

          Changes in the creditworthiness, or the market's perception of the creditworthiness, of the issuers of fixed income and other debt securities will also affect their prices.


FOR EACH FUND:

PORTFOLIO TURNOVER

          For the year ended December 31, 1997, Global Government's portfolio turnover rate was 241%, International Equity's portfolio turnover rate was 59% and Emerging Markets' portfolio turnover rate was 63%. Global Government may sell fixed income securities and buy similar securities to obtain yield and take advantage of market anomalies, a practice which will increase the reported turnover rate of that Fund. The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. High portfolio turnover rates (100% or more) will involve correspondingly greater transaction costs which will be borne directly by that Fund. It may also increase the amount of short-term capital gains, if any, realized by a Fund, which will affect the tax treatment of distributions paid to shareholders because distributions of net short-term capital gains are taxable as ordinary income. Each Fund will take these possibilities into account as part of its investment strategy.


HOW TO PURCHASE AND REDEEM SHARES
          Institutional Clients of Fairfield may purchase Navigator Shares from Fairfield, the principal offices of which are located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Other investors eligible to purchase Navigator Shares may purchase them through a brokerage account with Legg Mason.
          Customers of certain Institutional Clients that maintain omnibus accounts with the Funds' transfer agent may obtain shares through those Institutions. Such Institutional Clients may receive payments from the Funds' distributor for account servicing, and may receive payments from their customers for other services performed. Investors otherwise eligible to purchase Navigator Shares can purchase them from Legg Mason without receiving or paying for such other services.
          Institutional Clients purchasing or holding Navigator Shares on behalf of their Customers are responsible for the transmission of purchase and redemption orders (and the delivery of funds) to each Fund on a timely basis.

PURCHASE OF SHARES
          The minimum investment is $50,000 for the initial purchase of Navigator Shares of each Fund and $100 for each subsequent investment. Each Fund may change these minimum amounts at its discretion. Institutional Clients may set different minimums for their Customers' investments in accounts invested in Navigator Shares.
          Share purchases will be processed at the net asset value next determined after Legg Mason or Fairfield has received your order; payment must be made within three business days to the selling organization. Orders received by Legg Mason or Fairfield before the close of regular trading on the New York Stock Exchange ("Exchange") (normally 4:00 p.m. Eastern time) ("close of the Exchange") on any day the Exchange is open will be executed at the net asset value determined as of the close of the Exchange on that day. Orders received by Legg Mason or Fairfield after the close of the Exchange or on days the Exchange is closed will be executed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open. See "How Net Asset Value is Determined" on page 21.
          Each Fund reserves the right to reject any order for its shares, to suspend the offering of shares for a period of time, or to waive any minimum investment requirements.
          In addition to Institutional Clients purchasing shares directly from Fairfield, Navigator Shares may be purchased through procedures established by Fairfield in connection with requirements of Customer Accounts of various Institutional Clients.

          No sales charge is imposed by any of the Funds in connection with the purchase of Navigator Shares. Depending upon the terms of a particular Customer Account, however, Institutional Clients may charge their Customers fees for automatic investment and other cash management services provided in connection with investments in a Fund. Information concerning these services and any applicable charges will be provided by the Institutional Clients. This Prospectus should be read by Customers in connection with any such information received from the Institutional Clients. Any such fees, charges or other requirements imposed by an Institutional Client upon its Customers will be in addition to the fees and requirements described in this Prospectus.

REDEMPTION OF SHARES
          Shares may ordinarily be redeemed by a shareholder via telephone, in accordance with the procedures described below. However, Customers of Institutional Clients wishing to redeem shares held in Customer Accounts at the Institution may redeem only in accordance with instructions and limitations pertaining to their Account at the Institution.
          Fairfield clients can make telephone redemption requests by calling Fairfield at 1-800-441-3885. Legg Mason clients should call their financial advisors at 1-800-822-5544. Callers should have available the number of shares (or dollar amount) to be redeemed and their account number.
          Orders for redemption received by Legg Mason or Fairfield before the close of the Exchange on any day when the Exchange is open will be transmitted to Boston Financial Data Services ("BFDS"), transfer agent for the Funds, for redemption at the net asset value per share determined as of the close of the Exchange on that day. Requests for redemption received by Legg Mason or Fairfield after the close of the Exchange will be executed at the net asset value determined as of the close of the Exchange on its next trading day. A redemption request received by Legg Mason or Fairfield may be treated as a request for repurchase and, if it is accepted by Legg Mason, your shares will be purchased at the net asset value per share determined as of the next close of the Exchange.
          Shareholders may have their telephone redemption requests paid by a direct wire to a domestic commercial bank account previously designated by the shareholder, or mailed to the name and address in which the shareholder's account is registered with the respective Fund. Such payments will normally be transmitted on the next business day following receipt of a valid request for redemption. The proceeds of redemption or repurchase may be more or less than the original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 10 business days of the redemption or repurchase request, the proceeds may not be disbursed unless that Fund can be reasonably assured that the check has been collected.
          Emerging Markets' investment objective results in it investing a substantial portion of its assets in thinly traded stock which can experience large price fluctuations and whose purchase and sale can involve significant transaction costs. The Fund is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Fund's investment planning and create additional transaction costs which are borne by all shareholders. For this reason, the Fund imposes a 2% redemption fee on all redemptions, including exchanges, of Fund shares held for less than one year.
          The redemption fee will be paid directly to the Fund to help offset the costs imposed on it by short-term trading in emerging markets. The fee will not be paid to either LMFA or Legg Mason. No fees are charged on redemptions from Global Government or International Equity.
          The fee will not apply to any shares purchased through reinvestment of dividends or distributions or to shares held in retirement plans such as 401(k), 403(b), 457, SEP-IRA, profit sharing, and money purchase pension accounts. The fee does apply to shares held in IRA accounts. The fee may apply to shares in broker omnibus accounts.
          The Fund will use the "first-in, first-out" (FIFO) method to determine the one year holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than one year, the redemption fee will be assessed.
          The Funds will not be responsible for the authenticity of redemption instructions received by telephone, provided they follow reasonable procedures to identify the caller. The Funds may request identifying information from callers or employ identification numbers. A Fund may be liable for losses due to unauthorized or fraudulent instructions if it does not follow reasonable procedures. Telephone redemption privileges are available automatically to all shareholders unless certificates have been issued. Shareholders who do not wish to have telephone redemption privileges should call their financial advisor for further instructions.
          To the extent permitted by law, each Fund reserves the right to take up to seven days to make payment upon redemption if, in the judgment of a Fund's adviser, the respective Fund could be adversely affected by immediate payment. (The Statement of Additional Information describes several other circumstances in which the date of payment may be postponed or the right of redemption suspended.)
          Because of the relatively high cost of maintaining small accounts, each Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to the investor. However, the Funds will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share. If a Fund elects to redeem the shares in an account, the shareholder will be notified that the account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having the account closed.

HOW SHAREHOLDER ACCOUNTS ARE MAINTAINED

          A shareholder account is established automatically for each shareholder. Any shares the shareholder purchases or receives as a dividend or other distribution will be credited directly to the account at the time of purchase or receipt. Fund shares may not be held in, or transferred to, an account with any brokerage firm that does not have an agreement with Legg Mason or Fairfield. The Funds do not issue share certificates.

          Navigator Shares sold to Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will normally be held of record by the Institutional Clients. Therefore, in the context of Institutional Clients, references in this Prospectus to shareholders mean the Institutional Clients rather than their Customers.

HOW NET ASSET VALUE IS DETERMINED
          Net asset value per Navigator Share of each Fund is determined daily as of the close of the Exchange, on every day that the Exchange is open, by subtracting the liabilities attributable to Navigator Shares from the total assets attributable to such shares and dividing the result by the number of Navigator Shares outstanding. Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position, or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
          Most securities held by Global Government are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Dividends from net investment income are declared and paid monthly by Global Government and are declared and paid annually by International Equity and Emerging Markets. Shareholders begin to earn dividends on their Global Government shares as of settlement date, which is normally the third business day after their orders are placed with their financial advisor. Dividends from net short-term capital gain and distributions of substantially all net capital gain (the excess of net long-term capital gain over net short-term capital loss), and any net gain from foreign currency transactions, generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution of net capital gain may be necessary in some years to avoid imposition of the excise tax described under the heading "Additional Tax Information" in the Statement of Additional Information. Dividends and other distributions, if any, on shares held in a qualified retirement plan and by shareholders maintaining a Systematic Withdrawal Plan generally are reinvested in Navigator Shares on the payment dates. Shareholders may elect to:


          1. Receive both dividends and other distributions in Navigator Shares of the distributing Fund;

          2. Receive dividends in cash and other distributions in Navigator Shares of the distributing Fund;
          3. Receive dividends in Navigator Shares of the distributing Fund and other distributions in cash; or
          4. Receive both dividends and other distributions in cash.


          In certain cases, shareholders may reinvest dividends and other distributions in Navigator Shares of another Navigator fund. Please contact a financial advisor for additional information about this option. Qualified retirement plans that obtained Navigator Shares through exchange generally receive dividends and other distributions in additional Navigator Shares.


          If no election is made, both dividends and other distributions are credited to the Institutional Client's account in Navigator Shares of the distributing Fund at the net asset value of the shares determined as of the close of the Exchange on the reinvestment date. Shares received pursuant to any of the first three (reinvestment) elections above also will be credited to the account at that net asset value. If an investor elects to receive dividends and/or other distributions in cash, a check will be sent. If the postal or other delilvery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional Navigator Shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Investors purchasing through Fairfield may elect at any time to change the distribution option by notifying the applicable Fund in writing at: [insert complete Fund name], c/o Fairfield Group, Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044. Those purchasing through Legg Mason should write to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland, 21203-1476. An election must be received at least 10 days before the record date in order to be effective for dividends and other distributions paid to shareholders as of that date.


TAXES

          Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of federal income tax on that part of its investment company taxable income (generally consisting of net investment income and any net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.


          Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in Navigator Shares) are taxable to its shareholders (other than qualified retirement plans or other tax-exempt investors) as ordinary income to the extent of that Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or reinvested in Navigator Shares), when designated as such, are taxable to those shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the holding period of the security and the taxpayer's marginal rate of federal income tax. The relevant holding period is determined by how long the Fund has held the portfolio security on which the gain was earned, not by how long you have held your Fund shares.


          Each Fund sends its shareholders a notice following the end of each calendar year specifying, among other things, the amounts of all dividends and other distributions paid (or deemed paid) during the year. The notice will tell you what portion of the capital gain falls into each of the different tax rate categories mentioned above.


          Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide that Fund with a certified taxpayer identification number. Each Fund also is required to withhold 31% of all dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.


          A redemption of Navigator Shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares. An exchange of Navigator Shares of any Fund for shares of another Legg Mason fund will generally have similar tax consequences. If Fund shares are purchased within 30 days before or after redeeming at a loss other shares of the same Fund (regardless of class), all or part of that loss will not be deductible and instead will increase the basis of the newly purchased shares.

          A dividend or other distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income tax. Accordingly, an investor should recognize that a purchase of Fund shares immediately prior to the record date for a dividend or capital gain distribution could cause the investor to incur tax liabilities and should not be made solely for the purpose of receiving the dividend or other distribution.


          Each Fund's dividend and interest income, and gains realized from disposition of foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on that Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


          If more than 50% of the value of International Equity's or Emerging Markets' total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, such Fund would treat those taxes as dividends paid to its shareholders, and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income, or alternately, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. Each of the Funds will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If a Fund makes this election, then pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


          The foregoing is only a summary of some of the important federal income tax considerations generally affecting each Fund and its shareholders; see the Statement of Additional Information for a further discussion. In addition to those considerations, which are applicable to any investment in the Funds, there may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers with respect to the effects of this investment on their own tax situations.


SHAREHOLDER SERVICES

CONFIRMATIONS AND REPORTS
          Every shareholder of record will receive a confirmation of each new share transaction with a Fund, which will also show the total number of shares being held in safekeeping by the Fund's transfer agent for the account of the shareholder.
          Confirmations for each purchase and redemption transaction (except a reinvestment of dividends or capital gain distributions) of Navigator Shares made by Institutional Clients acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of persons maintaining Customer Accounts at Institutional Clients will be sent to the Institutional Client by the transfer agent. Beneficial ownership of shares by Customer Accounts will be recorded by the Institutional Client and reflected in the regular account statements provided by them to their Customers.
          Reports will be sent to each Fund's shareholders at least semiannually showing its portfolio and other information; the annual report for each Fund will contain financial statements audited by the Corporation's independent accountants.
          Shareholder inquiries should be addressed to: [insert complete Fund name], c/o Legg Mason Funds Processing, P.O. Box 1476, Baltimore, Maryland 21203-1476 or c/o Fairfield Group Inc., 200 Gibraltar Road, Horsham, Pennsylvania 19044.

EXCHANGE PRIVILEGE

          Holders of Navigator Shares are entitled to exchange them for the corresponding class of shares of any of the Legg Mason Funds (including the Legg Mason Cash Reserve Trust), the Navigator Money Market Fund, Inc. and the Navigator Tax-Free Money Market Fund, Inc. provided that such shares are eligible for sale in your state of residence. Some Institutional Clients may not offer all of the Navigator Funds for exchange.

          Investments by exchange into the other Navigator funds are made at the per share net asset value determined on the same business day as redemption of the Fund shares you wish to exchange. To obtain further information concerning the exchange privilege and prospectuses of other Navigator funds, or to make an exchange, please contact your financial advisor. To effect an exchange by telephone, please call your financial advisor with the information described in the section "How to Purchase and Redeem Shares," page 19. The other factors relating to telephone redemptions described in that section apply also to telephone exchanges. Please read the prospectus for the other fund(s) carefully before you invest by exchange. Each Fund reserves the right to modify or terminate the exchange privilege upon 60 days' notice to shareholders.
          Emerging Markets imposes a 2% redemption fee on exchanges of shares held less than one year. See page 20.

THE FUNDS' MANAGEMENT AND INVESTMENT ADVISERS

BOARD OF DIRECTORS
          The business and affairs of each Fund are managed under the direction of the Corporation's Board of Directors.


MANAGEMENT AGREEMENTS
          Each Fund has a management agreement with LMFA which was approved by the Fund's Board of Directors (each a "Management Agreement"). Under the Management Agreements, LMFA is obligated to provide the Funds with investment management and administrative services, and to oversee the Funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.
          For services under the Management Agreements, LMFA receives a fee from each Fund, calculated daily and payable monthly, at the following annual rates:

      Global Government                       0.75%
      International Equity                    0.75%
      Emerging Markets                        1.00%




          Because of fee waivers (see below), Emerging Markets paid a management fee of 0.64% during the fiscal year ended December 31, 1997.


ADVISORY AGREEMENTS
          LMFA has entered into investment advisory agreements with Western Asset and Batterymarch (each an "Advisory Agreement") to provide investment advisory services to the Funds. These advisers have the responsibility for making investment decisions and placing orders to buy or sell a particular security.
          Under its Advisory Agreement, Batterymarch serves as investment adviser to International Equity and Emerging Markets. Batterymarch receives an advisory fee from LMFA, computed daily and paid monthly at an annual rate equal to 0.50% of International Equity's average daily net assets and 0.75% of Emerging Markets' average daily net assets, prior to any fee waivers, as discussed below.
          Under its Advisory Agreement, Western Asset serves as investment adviser to Global Government. Western Asset receives an advisory fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA, or 0.40% of the Fund's average daily net assets.
          Western Asset Global Management, Ltd. ("Western Asset Global") serves as investment sub-adviser to Global Government pursuant to the terms of a sub-advisory agreement with Western Asset dated May 1, 1997. Western Asset Global is responsible for providing research, analytical and trading support for the Fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the sub-advisory agreement, Western Asset Global is paid monthly by Western Asset (not the Fund) at an annual rate equal to 0.20% of the Fund's average daily net assets. Western Asset Global also receives a sub-administration fee from LMFA at an annual rate equal to 0.10% of the Fund's average daily net assets for certain administrative services performed.

FEE WAIVERS
          LMFA has agreed to waive its fees in any month to the extent a Fund's expenses related to Navigator Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month annual rates of that Fund's average daily net assets attributable to Navigator shares, as follows:

      Global Government.........   1.15%, indefinitely
      International Equity......   1.25%, indefinitely
      Emerging Markets..........   1.50% until May 1, 1999

          These agreements are voluntary and may be terminated by LMFA at any time. Each Fund pays all its other expenses which are not assumed by LMFA.

EXPENSE RATIOS
          For the fiscal year ended December 31, 1997, the ratio of each Fund's expenses to its average net assets (after application of any fee waivers) was:

      Global Government                                1.11%
      International Equity                             1.17%
      Emerging Markets                                 1.50%






LMFA

          LMFA acts as adviser or manager to seventeen investment company portfolios which had aggregate assets under management of approximately $11.2 billion as of March 31, 1998. LMFA's address is 100 Light Street, Baltimore, Maryland 21202.

          Like other mutual funds, financial and business organizations around the world, the Funds could be adversely affected if the computer systems used by LMFA and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." LMFA is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

WESTERN ASSET

          Western Asset renders investment advice to fifteen open-end investment companies and one closed-end investment company which together had aggregate assets under management of approximately $5.2 billion as of March 31, 1998. Western Asset also renders investment advice to private accounts with fixed-income assets under management of approximately $33.7 billion as of that date. Western Asset has managed fixed- income portfolios continuously since its founding in 1971, and has focused exclusively on such accounts since 1984. The address of Western Asset is 117 East Colorado Boulevard, Pasadena, California 91105.

WESTERN ASSET GLOBAL
          Western Asset Global, located at 155 Bishopsgate, London EC2M 3 TY, also renders investment advice to institutional, private and commingled fund portfolios with assets of over $3.0 billion as of March 31, 1998. Western Asset Global has managed global fixed-income assets for U.S. and non-U.S. clients since 1984.

BATTERYMARCH
          Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plan, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $4.3 billion as of March 31, 1998. The address of Batterymarch is 200 Clarendon Street, Boston, Massachusetts 02116.

PORTFOLIO MANAGEMENT
          Keith J. Gardner has been primarily responsible for the day-to-day management of Global Government since its inception. Mr. Gardner has been Vice President of Legg Mason since November 1992 and Senior Portfolio Manager at Western Asset since December 1994.

          Batterymarch investment teams are responsible for the day-to-day management of International Equity and Emerging Markets.


THE FUNDS' DISTRIBUTOR
          Legg Mason is the distributor of each Fund's shares pursuant to a separate Underwriting Agreement with each Fund. The Underwriting Agreement obligates Legg Mason to pay certain expenses in connection with the offering of shares of the Funds, including any compensation to its financial advisors, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses, statements of additional information and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense, and for any supplementary sales literature and advertising costs. Legg Mason also receives a fee from BFDS for assisting it with its transfer agent and shareholder servicing functions.
          Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which is also the parent of the Manager, the Advisers, and Fairfield.
          The Funds may use Legg Mason, among others, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution.

          Fairfield Group, Inc. is a registered broker-dealer with principal offices located at 200 Gibraltar Road, Horsham, Pennsylvania 19044. Fairfield sells Navigator Shares pursuant to a Dealer Agreement with Legg Mason.


          Legg Mason and LMFA may make payments out of their own assets to Fairfield or others to support the distribution of Navigator Shares and Shareholder Servicing.


          The President and Treasurer of the Corporation are employed by Legg Mason.


THE FUNDS' CUSTODIAN AND TRANSFER AGENT

          State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, is custodian for the securities and cash of each Fund. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103, serves as transfer agent for Fund shares and dividend-disbursing agent for each Fund.


          Pursuant to rules adopted under Section 17(f) of the 1940 Act, each Fund may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made in accordance with SEC rules. A number of factors, including, but not limited to, the relationship of the institution to State Street, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Funds, the reputation of the institution in its national market, the perceived political and economic stability of the countries in which the sub-custodians will be located and perceived risks of potential nationalization or expropriation of Fund assets are considered. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of Fund assets will not occur. Securities traded abroad are more likely to be in bearer form, which heightens the risk of loss through inadvertance or theft. In such event, a Fund may be dependent on its foreign custodian, the custodian's business insurance, or foreign law for any recovery.


DESCRIPTION OF THE CORPORATION AND ITS SHARES
          The Corporation was established as a Maryland corporation on December 31, 1992. The Articles of Incorporation authorize the Corporation to issue one billion shares of common stock par value $.001 per share and to create additional series, each of which may issue separate classes of shares.

          Each Fund currently offer two classes of shares -- Class Y (known as "Navigator Shares") and Class A (known as "Primary Shares"). The two classes represent interests in the same pool of assets. A separate vote is taken by a class of shares of a Fund if a matter affects just that class of shares. Each class of shares may bear certain differing class-specific expenses. Salespersons and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another.


          Investors may obtain more information concerning the Primary Class from their financial advisor or by calling 1-800-822-5544.


          The Board of Directors of the Corporation does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

          Shareholders of the Funds are entitled to one vote per share and fractional votes for fractional shares held. Voting rights are not cumulative. All shares of the Funds are fully paid and nonassessable and have no preemptive or conversion rights.

          Shareholders' meetings will not be held except where the 1940 Act requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and approval of a plan of distribution pursuant to Rule 12b-1). The Corporation will call a special meeting of the shareholders at the request of 10% or more of the shares entitled to vote; shareholders wishing to call such a meeting should submit a written request to their respective Fund at 100 Light Street, Baltimore, Maryland 21202, stating the purpose of the proposed meeting and the matters to be acted upon.

          Each Fund acknowledges that it is solely responsible for the information or any lack of information about it in this joint Prospectus and in the joint Statement of Additional Information, and no other Fund is responsible therefor. There is a possibility that one Fund might be deemed liable for misstatements or omissions regarding another Fund in this Prospectus or in the joint Statement of Additional Information; however, the Funds deem this possibility slight.

          Notes

          Notes

                            LEGG MASON GLOBAL FUNDS

                         LEGG MASON GLOBAL TRUST, INC.:
                       LEGG MASON GLOBAL GOVERNMENT TRUST
                     LEGG MASON INTERNATIONAL EQUITY TRUST
                       LEGG MASON EMERGING MARKETS TRUST

                      PRIMARY SHARES AND NAVIGATOR SHARES

                      STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 1998


         MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses for Primary Shares and for Navigator Shares of the Funds, both dated May 1, 1998, which have been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectuses are available without charge from the Corporation's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason") (address and telephone numbers listed below).

         Legg Mason Global Government Trust ("Global Government"), Legg Mason International Equity Trust ("International Equity") and Legg Mason Emerging Markets Trust ("Emerging Markets") (each a "Fund" ) are separate series of Legg Mason Global Trust, Inc. ("Corporation"), an open-end, management investment company.


         GLOBAL GOVERNMENT, a non-diversified, professionally managed portfolio, seeks capital appreciation and current income in order to achieve an attractive total return, consistent with prudent investment risk, by normally investing at least 75% of its total assets in debt securities issued or guaranteed by foreign governments, the U. S. Government, their agencies, instrumentalities and political subdivisions. Under normal circumstances, the Fund invests at least 75% of its assets in debt securities of foreign or domestic governmental entities, corporations, financial institutions or other issuers rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by Moody's or S&P ("unrated securities"), judged by Western Asset Management Company ("Western Asset"), the Fund's investment adviser, to be of comparable quality.


         INTERNATIONAL EQUITY, a diversified, professionally managed portfolio, seeks maximum long-term total return. In attempting to achieve the Fund's objective, the Fund's investment adviser, Batterymarch Financial Management, Inc. ("Batterymarch"), normally invests at least 65% of its total assets in common stocks of companies located in countries other than the United States. The Fund may invest in the securities of companies located in developing countries, including countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid but unstable economic growth (collectively, "emerging markets").


         EMERGING MARKETS is a diversified, professionally managed portfolio seeking long-term capital appreciation. In attempting to achieve the Fund's objective, Batterymarch, as investment adviser to the Fund, normally invests at least 65% of the Fund's total assets in equity securities of emerging markets companies. The Fund considers emerging markets to include (i) countries that have an emerging stock market as defined by the International Finance Corporation, (ii) those markets with low- to middle-income economies according to the World Bank, (iii) those listed in World Bank publications as developing and (iv) countries determined by Batterymarch to be emerging markets in accordance with the criteria of the foregoing organizations. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants.

         Shares of Navigator Global Government, Navigator International Equity and Navigator Emerging Markets ("Navigator Shares"), described in this Statement of Additional Information, represent interests in Global Government, International Equity and Emerging Markets that are currently offered for sale only to institutional clients of the Fairfield Group, Inc. ("Fairfield") for investment of their own funds and funds for which they act in a fiduciary capacity, to clients of Legg Mason Trust Company ("Trust Company") for which Trust Company exercises discretionary investment management responsibility (such institutional investors are referred to collectively as "Institutional Clients" and accounts of the customers with such Clients ("Customers") are referred to collectively as "Customer Accounts"), to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. The Navigator Class of Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals.


         The Primary Class of shares of Global Government, International Equity and Emerging Markets ("Primary Shares") is offered for sale to all other investors and may be purchased directly by individuals.

         Primary and Navigator Shares of Global Government and International Equity are sold and redeemed without any purchase or redemption charge imposed by the Funds. Primary and Navigator Shares of Emerging Markets are sold without any purchase charge but may incur a redemption fee of 2% if shares are redeemed within one year of purchase. Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of Navigator Shares. Each Fund will pay management fees to Legg Mason Fund Adviser, Inc. ("LMFA"). Primary Shares pay a 12b-1 distribution fee, but Navigator Shares pay no distribution fees. See "The Funds' Distributor."

                      LEGG MASON WOOD WALKER, INCORPORATED

--------------------------------------------------------------------------------


                                100 Light Street
                           Baltimore, Maryland  21202

                        (410) 539-0000    (800) 822-5544

                    ADDITIONAL INFORMATION ABOUT INVESTMENT
                            LIMITATIONS AND POLICIES


         The following information supplements the information concerning each Fund's investment objectives, policies and limitations found in the Prospectuses. Each Fund has adopted certain fundamental investment limitations that cannot be changed except by vote of that Fund's shareholders.


Global Government may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 331/3% of the total assets, including borrowings, less liabilities exclusive of borrowings, of the Fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. Issue senior securities, except as permitted by the Investment Company Act of 1940 ("1940 Act");

         3. Underwrite the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         5. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies, interest rate and currency futures contracts, options on currencies and securities indexes and options on interest rate and currency futures contracts;

         6. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, loans, loan participations and advances in connection therewith or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

International Equity may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 331/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the Fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer

(other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

         3. Issue senior securities, except as permitted by the 1940 Act;

         4. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

Emerging Markets may not:

         1. Borrow money, except from banks or through reverse repurchase agreements or dollar rolls for temporary purposes in an aggregate amount not to exceed 331/3% of the total assets (including borrowings), less liabilities (exclusive of borrowings), of the Fund; provided that borrowings, including reverse repurchase agreements and dollar rolls, in excess of 5% of such value will be only from banks (although not a fundamental policy subject to shareholder approval, the Fund will not purchase securities if borrowings, including reverse repurchase agreements and dollar rolls, exceed 5% of its total assets);

         2. With respect to 75% of its total assets, invest more than 5% of its total assets (taken at market value) in securities of any one issuer, or purchase more than 10% of the voting securities of any one issuer (other than, in each case, cash items, securities of the U.S. Government, its agencies and instrumentalities, and securities issued by other investment companies);

         3.       Issue senior securities, except as permitted by the 1940 Act;

         4. Engage in the business of underwriting the securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         5. Buy or hold any real estate other than instruments secured by real estate or interests therein;

         6. Purchase or sell any commodities or commodities contracts, except that the Fund may purchase or sell currencies; futures contracts on currencies, securities or securities indexes, options on currencies, securities, and securities indexes; and options on interest rate and currency futures contracts;

         7. Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds, or other evidences of indebtedness, the entry into repurchase agreements, or deposits with banks and other financial institutions may be considered loans;

         8. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.


         The foregoing investment limitations of each Fund cannot be changed without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Except with respect to the 331/3% limit in investment limitation number 1, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered to exceed any of the foregoing limitations.




         Except as otherwise specified, the following investment limitations and policies, and all other investment limitations and policies of the Funds, are non-fundamental and may be changed by the Corporation's Board of Directors without shareholder approval.


Each Fund may not:



         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that a Fund may make margin deposits in connection with the use of permitted futures contracts and options on futures contracts as well as options on currencies, securities and securities indexes;

         2. Make short sales of securities or maintain a short position, except that a Fund may (a) make short sales and maintain short positions in connection with its use of options, futures contracts and options on futures contracts and
(b) sell short "against the box" (Global Government does not intend to make short sales in excess of 5% of its net assets during the coming year and International Equity does not intend to make short sales during the coming year);

In addition, Global Government may not:

         3. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto.

RATINGS OF DEBT OBLIGATIONS

         Moody's, S&P and other nationally recognized or foreign statistical rating organizations ("SROs") are private organizations that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to corporate debt obligations by Moody's and S&P is included in Appendix A. A Fund may consider these ratings in determining whether to purchase, sell or hold a security. Ratings issued by Moody's or S&P represent only the opinions of those agencies and are not guarantees of credit quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

The following information about investment policies applies only to Global
Government:

COMMERCIAL PAPER AND OTHER SHORT-TERM INSTRUMENTS

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

         The Fund may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. The Fund may or may not regard such securities as illiquid, depending on the circumstances of each case.

         The Fund may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions if the issuer has total assets in excess of $1 billion at the time of purchase or if the principal amount of the instrument is insured by the Federal Deposit Insurance Corporation. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are negotiable short-term obligations issued by banks against funds deposited in the issuing institution. The interest rate on some certificates of deposit is periodically adjusted prior to the stated maturity, based upon a specified market rate. While domestic bank deposits are insured by an agency of the U.S. Government, the Fund will generally assume positions considerably in excess of the insurance limits.

SOVEREIGN DEBT

         Investments in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

         Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, holders of commercial bank debt issued by the same sovereign entity may contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

         The ability of some sovereign debtors to repay their obligations may depend on the timely receipt of assistance from international agencies or other governments, the flow of which is not assured. The willingness of such agencies to make these payments may depend on the sovereign debtor's willingness to institute certain economic changes, the implementation of which may be politically difficult.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Western Asset intends to manage investments in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent participations in, or are secured by and payable from, mortgage loans secured by real property. These securities are designed to provide monthly payments of interest and, in most instances, principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to investors such as the Fund. Many issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. These guarantees are often backed by various forms of credit, insurance and collateral, although these may be in amounts less than the full obligation of the pool to its shareholders.

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one- to four-family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. In addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable-rate mortgages, growing-equity mortgages, graduated-payment mortgages and other types.

         All poolers apply standards for qualification to lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.


         The average life of mortgage-related securities varies with the maturities and the nature of the underlying mortgage instruments, as well as with market interest rates. For example, securities issued by the Government National Mortgage Association ("GNMAs") tend to have a longer average life than participation certificates ("PCS") issued by Freddie Mac because there is a tendency for the conventional and privately-insured mortgages underlying Freddie Mac PCs to repay at faster rates than the Federal Housing Administration and Veterans Administration loans underlying GNMAs. In addition, the term of a security may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Thus, an increase in interest rates can slow prepayments effectively extending the maturity of mortgage-related securities and making them more sensitive to changes in value caused by interest-rate fluctuations.


         Yields on mortgage-related securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the yield expected on the basis of average life. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

PRIVATE MORTGAGE-RELATED SECURITIES

         The private mortgage-related securities in which the Fund may invest include foreign mortgage pass-through securities ("Foreign Pass-Throughs"), which are structurally similar to the pass-through instruments described above. Such securities are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, specialized financial institutions and special purpose subsidiaries of the foregoing. Foreign Pass-Throughs usually are backed by a pool of fixed rate or adjustable-rate mortgage loans. The Foreign Pass-Throughs in which the Fund may invest are not guaranteed by an entity having the credit status of the Government National Mortgage Association, but generally utilize various types of credit enhancement.

OTHER DEBT SECURITIES

         The rate of return or return of principal on some obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Corporation's Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.


         Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates.

BANK OBLIGATIONS

         Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances and time deposits in U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Fund may invest in obligations of domestic or foreign branches of foreign banks and foreign branches of domestic banks. These investments involve risks that are different from investments in securities of domestic branches of domestic banks. These risks include seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the bank obligations held by the Fund.

         The Fund limits its investments in foreign bank obligations to U.S. dollar-denominated or foreign currency-denominated obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (1) have more than $10 billion, or the equivalent in other currencies, in total assets; (2) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (3) are judged by Western Asset to be of comparable quality to obligations of U.S. banks in which the Fund may invest. Subject to the limitation on concentration of less than 25% of the Fund's assets in the securities of issuers in a particular industry, there is no limitation on the amount of the Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

The following information about investment policies applies to each Fund:

FOREIGN INVESTMENTS

         Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests.

         Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.


         Certain countries in which a Fund may invest may have groups that advocate radical religious or political philosophies or support ethnic independence. Disturbances involving such groups carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to that country or ethnic region and could cause the loss of a Fund's investment in those areas. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund invests and adversely affect the value of a Fund's assets.


         Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries have previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose its entire investment in such countries.

         Although a Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are at fixed rates, and generally these are higher than negotiated commissions on U.S. exchanges.

         Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         The Funds may use foreign subcustodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

         Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies whose securities are held by a Fund.

CURRENCY FLUCTUATIONS

         Each Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may account for a substantial part of a Fund's investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries and the U.S., and other economic and financial conditions affecting the world economy.

         A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of a Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

         Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which a Fund invests without regard to the effect such fluctuations have on income received or gains realized by a Fund. Given the level of foreign-denominated debt owed by many countries with emerging markets, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

         To some extent, if forward markets are available, currency exchange risk can be managed through hedging operations. However, governmental regulations and limited currency exchange markets in most emerging markets make it highly unlikely that International Equity (to the extent it invests in emerging market securities) or Emerging Markets will be able to engage in any hedging operations, at least in the foreseeable future. In the event hedging opportunities become available and a Fund's adviser elects to employ them, a Fund may incur investment risks and substantial transaction costs to which it would not otherwise be subject. Whether or not it hedges, each Fund will incur costs in connection with conversions between various currencies.

RESTRICTED AND ILLIQUID SECURITIES


         Each Fund is authorized to invest up to 15% of its net assets in securities which cannot be expected to be sold within seven days at approximately the price at which they are valued, which for this purpose includes, among other things, repurchase agreements maturing in more than seven days, over-the-counter ("OTC") options and securities used as cover for such options. Such securities may include those that are subject to restrictions contained in the securities laws of other countries. Restricted securities may be sold in the U.S. only (1) pursuant to SEC Rule 144A or other exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered to be restricted. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. SEC regulations permit certain restricted securities to be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is not "illiquid." Each Fund intends to rely on this rule, to the extent appropriate, to deem restricted securities as not "illiquid." If the newly-developing institutional markets for restricted securities do not develop as anticipated, it could adversely affect the liquidity of the Fund.

REPURCHASE AGREEMENTS

         When a Fund enters into a repurchase agreement with a foreign or domestic entity, it will obtain from that entity securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held for that Fund by a custodian bank, an approved foreign sub-custodian, or an approved securities depository or book-entry system. Repurchase agreements are usually for one week or less, but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid. In the event that a foreign counterparty defaults on its repurchase agreement obligations, the laws of the foreign country where that party resides may not provide the same favorable treatment to repurchase agreements as are provided under U.S. bankruptcy laws, which could lead to further delay or losses.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWING

         A reverse repurchase agreement is a portfolio management technique in which a Fund temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, that Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, including interest payment. A Fund may also enter into dollar rolls, in which a Fund sells a security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security on a specified future date. That Fund would be compensated by the difference between the current sales price and the forward price for the future purchase. A Fund may engage in reverse repurchase agreements and dollar rolls as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio instruments. There is a risk that the contraparty to either a reverse repurchase agreement or a dollar roll will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. While engaging in reverse repurchase agreements or dollar rolls, each Fund will maintain cash and/or appropriate liquid securities in a segregated account at its custodian bank with a value at least equal to that Fund's obligation under the agreements, adjusted daily.

         Each Fund may borrow for temporary purposes, which borrowing may be unsecured. The 1940 Act requires that Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its holdings within three days (exclusive of Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. To avoid the potential leveraging effects of a Fund's borrowings, each Fund will not make investments while borrowings are in excess of 5% of its total assets. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. For purposes of its borrowing limitation and policies, each Fund considers reverse repurchase agreements and dollar rolls to constitute borrowing. International Equity does not currently intend to use reverse repurchase agreements and dollar rolls.

SHORT SALES

         No Fund will sell securities short, other than through the use of futures and options as described in the Prospectuses, or short sales against the box. In a short sale against the box, a Fund sells a security and borrows the security to make delivery, even though the Fund simultaneously owns, or has the right to acquire, without the payment of any additional consideration, securities identical in kind and amount to those sold short.

OPTIONS AND FUTURES

         As described in the Prospectuses, Global Government may purchase and sell (write) both put options and call options on securities and bond indices, may enter into interest rate and bond index futures contracts, may purchase and sell options on such futures contracts ("futures options") and may purchase and sell foreign currency options and futures for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC") as part of its investment strategy.

         International Equity and Emerging Markets may enter into futures contracts, options and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when Batterymarch believes a futures contract or option is priced more attractively than the underlying equity security or index. In addition, a Fund may purchase and sell put and call options on foreign currencies, may enter into futures contracts on foreign currencies and purchase and sell options on such futures contracts.

         Emerging Markets and International Equity are permitted to engage in forward currency exchange transactions to protect in part against the uncertainty in the level of future exchange rates. A Fund's dealings in foreign currency exchange would in all cases be limited to hedges involving either specific transactions or portfolio positions. A Fund is not permitted to engage in currency transactions for speculation but only as a hedge against changes in currency values. A Fund is not permitted to hedge a position to an extent greater than the aggregate market value (at the time of the hedging transaction) of the Fund's assets invested in cash or securities denominated in the relevant currency. Emerging Markets will not often employ hedging strategies because such instruments are generally not available in emerging markets; however, the Fund reserves the right to hedge its portfolio investments in the future.

         If other types of options, futures contracts or options on futures are traded in the future, each Fund may also use those investment strategies. Options and futures are generally considered to be "derivatives."

OPTIONS ON SECURITIES

         A Fund may purchase call options on securities that its adviser intends to include in that Fund's investment portfolio in order to fix the cost of a future purchase. Purchased options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit realized will be reduced by the premium.

         A Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio or to enhance income. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         A Fund may write covered call options on securities in its portfolio. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund might write covered call options on securities generally when its adviser believes that the premium received by the Fund will exceed the extent to which the market price of the underlying security will exceed the exercise price. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, in the event that the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability to sell the portfolio securities used to cover the call option while the call option was outstanding. Such securities would also be considered illiquid in the case of OTC options written by a Fund, and therefore subject to its limitation on investing no more than 15% of its net assets in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         The sale of a put option on a security by a Fund also may serve to partially offset the cost of a security that the Fund anticipates purchasing. If the price of the security rises, the increased cost to the Fund of purchasing the security will be offset, in whole or in part, by the premium received. In the event, however, that the price of the security falls below the exercise price of the option and the option is exercised, the Fund will be required to purchase the security from the holder of the option at a price in excess of the current market price of the security. A Fund's loss on this transaction will be offset, in whole or in part, to the extent of the premium received by the Fund for writing the option.

         Global Government may purchase put and call options and write covered put and call options on bond indices in much the same manner as securities options, except that bond index options may serve as a hedge against overall fluctuations in the debt securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A bond index assigns a value to the securities included in the index and fluctuates with changes in such values. Settlements of bond index options are effected with cash payments and do not involve the delivery of securities. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index. The effectiveness of hedging techniques using bond index options will depend on the extent to which price movements in the bond index selected correlate with price movements of the securities in which the Fund invests.

         Global Government may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when its adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the Fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS

         A Fund may purchase and write (sell) options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuation on foreign securities that Fund holds or which it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to that Fund's options position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, Global Government may purchase call options on foreign currency to enhance income when its adviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities.


         If a Fund writes an option on foreign currency, it will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may use options on currency for proxy hedging, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency which the Adviser expects to show a high degree of correlation to the first currency. If a Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging, if the two currencies do not vary within the expected degree of correlation.


         A Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange traded, the majority are traded on the OTC market. A Fund will not purchase or write such options unless, in the opinion of its adviser, the market for them has developed sufficiently. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. These OTC options also involve credit risks that may not be present in the case of exchange-traded currency options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Global Government:

         The Fund will limit its use of futures contracts and options on futures contracts to hedging transactions or other circumstances permitted by regulatory authorities. For example, the Fund might use futures contracts to attempt to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.

         The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities. The Fund may sell a put option on a foreign currency to partially offset the cost of a security denominated in that currency that the Fund anticipates purchasing; however, the cost will only be offset to the extent of the premium received by the Fund for writing the option.

         The Fund also may use futures contracts on fixed income instruments and options thereon to hedge its investment portfolio against changes in the general level of interest rates. A futures contract on a fixed income instrument is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of fixed income security called for in the contract at a specified future time and at a specified price. The Fund may purchase a futures contract on a fixed income security when it intends to purchase fixed income securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the fixed income security that the Fund intends to purchase in the future. A rise in the price of the fixed income security prior to its purchase may be either offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the fixed income securities under the futures contract. Conversely, a fall in the market price of the underlying fixed income security may result in a corresponding decrease in the value of the futures position. The Fund may sell a futures contract on a fixed income security in order to continue to receive the income from a fixed income security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on a futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual fixed income security that can be used as a temporary substitute for a position in the security itself. The Fund also may write covered call options on futures contracts as a partial hedge against a decline in the price of fixed income securities held in the Fund's investment portfolio, or purchase put options on futures contracts in order to hedge against a decline in the value of fixed income securities held in the Fund's investment portfolio. The Fund may write a put option on a security that the Fund anticipates purchasing to partially offset the cost of purchasing that security; however, the cost will only be offset to the extent of the premium the Fund receives for writing the option.

         The Fund may sell bond index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of its investments. To the extent that a portion of the Fund's investments correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells bond index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase bond index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual debt securities, which debt securities may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partly or wholly offset by gains in the futures position.

         As in the case of a purchase of a bond index futures contract, the Fund may purchase a call option on a bond index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write put options on bond index futures as a partial anticipatory hedge and may write covered call options on bond index futures as a partial hedge against a decline in the prices of bonds held in its portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on bond index futures contracts. The purchase of put options on bond index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

         The Fund may also write put options on interest rate, bond index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, bond index or foreign currency futures contract in order synthetically to create a long interest rate, bond index or foreign currency futures contract position. The options will have the same strike prices and expiration dates. The Fund will engage in this strategy only when its adviser believes it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

         The Fund may also purchase and write covered straddles on interest rate, foreign currency or bond index futures contracts. A long straddle is a combination of a call and a put purchased on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. The Fund would enter into a long straddle when it believes that it is likely that interest rates or foreign currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and put written on the same futures contract where the exercise price of the put option is less than or equal to the exercise price of the call option. In a covered short straddle, the same futures contract is considered "cover" for both the put and the call that the Fund has written. The Fund would enter into a short straddle when it believes that it is unlikely that interest rates or foreign currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such case, the Fund will set aside cash and/or appropriate liquid securities in a segregated account with its custodian equal in value to the amount, if any, by which the put is "in-the-money," that is, the amount by which the exercise price of the put exceeds the current market value of the underlying futures contract.

International Equity and Emerging Markets:

         Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument at a specified future time and at a specified price. Domestic futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Domestic futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency. Foreign futures exchanges and futures contracts may be regulated differently, or may be unregulated.

         Although some futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

         Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not closed out prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

         After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

         Regulations of the CFTC applicable to each Fund limit the assets that can be committed to futures transactions that do not constitute bona fide hedging transactions. A Fund generally will sell futures contracts only to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

         Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of Fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying equity securities.

For each Fund:

         A Fund may also purchase and sell futures contracts on a foreign currency. A Fund may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, a Fund may sell a foreign currency futures contract when its adviser anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of that Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When a Fund's adviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in a foreign currency, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position.

         A Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option or write a put option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a foreign security of the same currency. A Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. It may also write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

         When a purchase or sale of a futures contract is made by a Fund, it is required to deposit with its custodian (or a broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired on that date. In computing daily net asset value, a Fund will mark-to-market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts and on certain foreign currencies written by it. Such margin deposits will vary depending on the nature of the underlying futures contract or currency (and the related initial margin requirements), the current market value of the option and other options and futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally futures contracts are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same currency, index or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. A Fund will also bear transaction costs for each contract, which must be considered in these calculations.


         The Corporation has filed on behalf of each Fund a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Under Section 4.5 of the regulations under the Commodity Exchange Act, the notice of eligibility must include representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of the CFTC regulations; provided that a Fund may hold futures contracts and related options that do not fall within the definition of bona fide hedging transactions if, with respect to such non-hedging transactions, the initial margin deposits plus premiums paid by that Fund, less the amount by which any such options positions are "in-the-money" at the time of purchase, do not exceed 5% of the fair market value of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. Foreign currency options traded on a commodities exchange are considered commodity options for this purpose. In addition, International Equity will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under those contracts would exceed 20% of its total assets.



RISKS ASSOCIATED WITH FUTURES AND OPTIONS

         In considering a Fund's use of futures contracts and options, particular note should be taken of the following:

         (1) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         (2) The ability to establish and close out positions in either futures contracts or options thereon is also subject to the maintenance of a liquid secondary market. Consequently, it may not be possible for a Fund to close a position and, in the event of adverse price movements, that Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts or options have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         (3) Successful use by a Fund of futures contracts and options thereon will depend upon its adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in prices of the securities or currencies being hedged. For example, if the price of the futures contract moves less than the price of the securities or currencies that are subject to the hedge, the hedge will not be fully effective; however, if the price of securities or currencies being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities or currencies being hedged has moved in a favorable direction, this advantage may be partially offset by losses in the futures position. In addition, if a Fund has insufficient cash, it may have to sell assets from its investment portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market; consequently, that Fund may need to sell assets at a time when such sales are disadvantageous to it. If the price of the futures contract moves more than the price of the underlying securities or currencies, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         (4) The value of an option position will reflect, among other things, the current market price of the underlying security, index, futures contract or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, index, futures contract or currency and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon a Fund's adviser's ability to forecast the direction of price fluctuations in the underlying market or market sector.

         (5) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. Third, participants could make or take delivery of the underlying securities or currencies instead of closing out their contracts. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (6) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying security, index, futures contract or currency. Purchased options that expire unexercised have no value, and a Fund will realize a loss in the amount paid plus any transaction costs.

         (7) Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         (8) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged.

         (9) A Fund's activities in the futures and options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using such contracts as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         (10) A Fund may purchase and write both exchange-traded options and options traded on the OTC market. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although each Fund intends to purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and foreign currencies) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with that Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes on a security, futures contract or currency, the Fund may not sell the underlying security, futures contract or currency or invest any cash, or appropriate liquid securities used as cover during the period it is obligated under such option. This requirement may impair that Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous. Options traded on U.S. or other exchanges may be subject to position and daily fluctuation limits which may limit the ability of the Fund to reduce risk using such options and may limit their liquidity.

With respect to Global Government,

         (11) Bond index options are settled exclusively in cash. If the Fund purchases a put or call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the option itself. Thus, if the Fund exercises a bond index option before the closing index value for that day is available, the Fund runs the risk that the level of the underlying index may subsequently change.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND OPTIONS ON SUCH CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described below. Further, settlement of a foreign currency futures contract may be required to occur within the country issuing the underlying currency. Thus, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in a loss.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES, FORWARD CURRENCY EXCHANGE CONTRACTS AND FOREIGN CURRENCY OPTIONS TRADED ON FOREIGN EXCHANGES

         Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) less available data than in the United States on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) less trading volume.

COVER FOR STRATEGIES INVOLVING OPTIONS, FUTURES AND FORWARD CONTRACTS

         No Fund will use leverage in its options, futures and forward contract strategies. A Fund will not enter into an options, futures or forward currency strategy that exposes it to an obligation to another party unless it owns either
(1) an offsetting ("covering") position in securities, currencies or other options, futures or forward contracts or (2) cash, receivables and appropriate liquid securities with a value sufficient to cover its potential obligations.

         Each Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by mutual funds, and, if the guidelines so require, will set aside cash and/or appropriate liquid securities in a segregated account with its custodian in the amount prescribed, as marked-to-market daily. Securities, currencies or other options, futures or forward positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or that Fund's ability to meet redemption requests or other current obligations.

FORWARD CURRENCY EXCHANGE CONTRACTS

         A Fund may use forward currency exchange contracts to hedge against uncertainty in the level of future exchange rates or, with respect to Global Government, to enhance income. Forward contracts are generally considered to be derivatives.

         A Fund may enter into forward currency exchange contracts with respect to specific transactions. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, that Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. That Fund will thereby attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund also may use forward currency exchange contracts to lock in the U.S. dollar value of its portfolio positions, to increase its exposure to foreign currencies that its adviser believes may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another. For example, when a Fund's adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency. These investment practices generally are referred to as "cross-currency hedging" when two foreign currencies are involved. In cross-currency hedging, a Fund may suffer losses on both currencies if their values do not move as its adviser anticipates.

         At or before the maturity date of a forward contract requiring a Fund to sell a currency, that Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transaction costs. A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash or appropriate liquid securities in a segregated account with the Fund's custodian, marked-to-market daily, in an amount not less than the value of the Fund's total assets committed to the consummation of the contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, each Fund's adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of that Fund will be served. Some foreign currency forward contracts into which a Fund enters may be illiquid.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer.

The following information applies only to Global Government:


BRADY BONDS

         The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.


FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES AND FOREIGN CURRENCY WARRANTS

         Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that is inherent in the international fixed income/debt marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction.

         Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

         The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

SWAPS, CAPS, COLLARS AND FLOORS

         The Fund may enter into interest rate, currency and index swaps, and may purchase and sell caps, collars and floors for hedging purposes or in an effort to increase overall return. Interest rate swap transactions involve an agreement between two parties under which one makes to the other periodic payments based on a fixed rate of interest and receives in return periodic payments based on a variable rate of interest; the rates are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. A currency swap is an agreement to exchange cash flows based on changes in the value of an exchange rate; participants in currency swaps may also exchange the principal amount. Index swaps link one of the payments to the total return of a market portfolio. Cap and floor transactions involve an agreement between two parties in which one agrees to pay the other when a designated market interest rate, currency rate or index value goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. In an interest rate collar, one party agrees to pay the other when a designated market interest rate either goes above a specified cap level or below a specified floor level, either on predetermined dates or during a specified time period.

         As with options and future transactions, successful use of swap agreements depends on the Adviser's ability to predict movements in the direction of the overall currency and interest rate markets. There might be imperfect correlation between the value of a swap, cap, collar or floor agreement and movements in the underlying interest rate or currency markets. While swap agreements can offset the potential for loss on a position, they can also limit the opportunity for gain by offsetting favorable price movements.

         Swaps, caps, collars and floors can be highly volatile instruments. The value of these agreements is dependent on the ability of the counterparty to perform and is therefore linked to the counterparty's creditworthiness. The Fund may also suffer a loss if it is unable to terminate an outstanding swap agreement.

         The Fund will enter into swaps, caps, collars and floors only with parties deemed by its adviser to present a minimal risk of default during the period of agreement. When the Fund enters into a swap, cap, collar or floor, it will maintain a segregated account containing cash and appropriate liquid securities equal to the payment, if any, due to the other party; where contracts are on a net basis, only the net payment will be segregated. The Fund regards caps, collars and floors as illiquid, and therefore subject to the Fund's 15% limit on illiquid securities. There can be no assurance that the Fund will be able to terminate a swap at the appropriate time. The Fund will sell caps, collars and floors only to close out its positions in such instruments.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps. The market for all of these instruments is largely unregulated. Swaps, caps, collars and floors are generally considered "derivatives."

         The Fund does not intend to purchase swaps, caps, collars, or floors if, as a result, more than 5% of the Fund's net assets would thereby be placed at risk.

Special Considerations Affecting Emerging Markets and International Equity:

         Investing in equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

         Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be lengthy share registration periods during which the Fund is unable to sell its securities, and there may be delivery delays or failures in purchases and sales.

         Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Each Fund offers two classes of shares, known as Primary Shares and Navigator Shares. Primary Shares are available from Legg Mason and certain of its affiliates, as well as from certain institutions having agreements with Legg Mason. Navigator Shares are currently offered for sale only to Institutional Clients, to qualified retirement plans managed on a discretionary basis and having net assets of at least $200 million, and to any qualified retirement plan of Legg Mason, Inc. or of any of its affiliates. Navigator Shares may not be purchased by individuals directly, but Institutional Clients may purchase shares for Customer Accounts maintained for individuals. Primary Shares are available to all other investors.


FUTURE FIRST SYSTEMATIC INVESTMENT PLAN

         If you invest in Primary Shares, the Prospectus for those shares explains that you may buy additional Primary Shares through the Future First Systematic Investment Plan. Under this plan, you may arrange for automatic monthly investments in Primary Shares of $50 or more by authorizing Boston Financial Data Services ("BFDS"), the Funds' transfer agent, to transfer funds to be used to buy Primary Shares at the per share net asset value determined on the day the funds are sent by your bank. You will receive a quarterly account statement. You may terminate the Future First Systematic Investment Plan at any time without charge or penalty. Forms to enroll in the Future First Systematic Investment Plan are available from any Legg Mason or affiliated office.

PURCHASES BY CHECK

         In making purchases of Fund shares by check, you should be aware that checks drawn on a member bank of the Federal Reserve System will normally be converted to federal funds and used to purchase shares of the Fund within two business days of receipt by Legg Mason. Legg Mason is closed on the days that the New York Stock Exchange ("Exchange") is closed, which are listed under "Valuation of Fund Shares" on page 36. Checks drawn on banks that are not members of the Federal Reserve System may take up to nine business days to be converted.

SYSTEMATIC WITHDRAWAL PLAN


         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient Primary Shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value determined as of the close of regular trading of the Exchange on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. Each Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.


         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund in which you have an account if you maintain a Systematic Withdrawal Plan because you may incur tax liabilities in connection with such purchases and withdrawals. Each Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

REDEMPTION SERVICES

         Each Fund reserves the right to modify or terminate the wire or telephone redemption services described in the Prospectuses at any time.

         The date of payment may not be postponed for more than seven days, and the right of redemption may not be suspended except (a) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit for protection of a Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         Each Fund reserves the right under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing that Fund's net asset value per share. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. Each Fund does not redeem in kind under normal circumstances, but would do so where its adviser determines that it would be in the best interests of the shareholders as a whole.

         Foreign securities markets may be open for trading on days when the Funds are not open for business. The net asset value of Fund shares may be significantly affected on days when investors do not have access to their respective Fund to purchase and redeem shares.

         No charge is made for redemption from Global Government and International Equity. There is a 2% redemption transaction fee charged for redemptions within one year of purchase of Emerging Markets. The redemption transaction fee is paid to the Fund to reimburse the Fund for transaction costs it incurs entering into positions in emerging market securities and liquidating them in order to fund redemptions.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting each Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state or local taxes that may be applicable to them.

GENERAL


         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund (which is treated as a separate corporation for federal income tax purposes) must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends and other distributions declared by a Fund in December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

FOREIGN SECURITIES


         Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

         Gains or losses (i) from the disposition of foreign currencies, (ii) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (iii) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

OPTIONS, FUTURES, FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCIES


         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities and foreign currencies, will qualify as permissible income under the Income Requirement.




         Certain options and futures in which a Fund may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain enacted by Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical corrections legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.


         If a Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


MISCELLANEOUS

         If a Fund invests in shares of common stock or preferred stock or otherwise holds dividend-paying securities as a result of exercising a conversion privilege, a portion of the dividends from its investment company taxable income (whether paid in cash or reinvested in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.


MARKET DISCOUNT, ORIGINAL ISSUE DISCOUNT AND "PAY-IN-KIND" SECURITIES (Global Government only)

         Global Government may invest in Brady Bonds (as described in the Prospectuses) and other Sovereign Debt that are purchased with "market discount" (collectively, "market discount securities"). For these purposes, market discount is the amount by which a security's purchase price is exceeded by its stated redemption price at maturity or, in the case of a security that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (i) 0.25% of the redemption price at maturity times (ii) the number of complete years to maturity after the taxpayer acquired the security is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a market discount security (other than one with a fixed maturity date within one year from its issuance), generally is treated as ordinary income, rather than capital gain, to the extent of the security's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, Global Government may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Global Government may purchase zero coupon or other debt securities issued with OID. As a holder of those securities, the Fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those dispositions, which would increase or decrease its investment company taxable income and/or net capital gain.


                            PERFORMANCE INFORMATION

         The following performance information relates to Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares have no performance history.

         TOTAL RETURN CALCULATIONS Average annual total return quotes used in a Fund's advertising and other promotional materials ("Performance
Advertisements") are calculated according to the following formula:

              P(1+T)(n)         =       ERV

where:        P                 =       a hypothetical initial payment of $1,000
              T                 =       average annual total return
              n                 =       number of years
              ERV               =       ending redeemable value of
                                        a hypothetical $1,000 payment made
                                        at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

For Global Government:

         YIELD Yields used in the Fund's Performance Advertisements are calculated by dividing the Fund's net investment income for a 30-day period ("Period"), by the average number of shares entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

   YIELD    =        2 [(a-b + 1)(6)] - 1
                         ---
                         cd
   where:   a   =    dividends and interest earned during the Period
            b   =    expenses accrued for the Period (net of reimbursements)
            c   =    the average daily number of shares outstanding during the
                     period that were entitled to receive dividends
            d   =    the maximum offering price per share on the last day of the
                     Period.


         Except as noted below, in determining investment income earned during the Period (variable "a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totaling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next call date on which the obligation reasonably can be expected to be called or, if none, the maturity date. The Fund's yield for the thirty-day period ended December 31, 1997 was 7.38%.


         With respect to the treatment of discount and premium on mortgage-backed and other asset-backed obligations that are expected to be subject to monthly payments of principal and interest ("paydowns"): (1) the Fund accounts for gain or loss attributable to actual paydowns as an increase or decrease in interest income during the period and (2) the Fund accrues the discount and amortizes the premium on the remaining obligation, based on the cost of the obligation, to the weighted average maturity date or, if weighted average maturity information is not available, to the remaining term of the obligation.


         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Global Government at the Fund's commencement of operations on April 15, 1993. The table assumes that all dividends and other distributions are reinvested in the Fund. It includes the effect of all charges and fees applicable to shares the Fund has paid. (There are no fees for investing or reinvesting in the Fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.



                     Value of Original Shares Plus
                        Shares Obtained Through               Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain            Through Reinvestment of                Total
                             Distributions                        Income Dividends                   Value
-----------------------------------------------------------------------------------------------------------------
1993*                           $10,311                               $  365                        $10,676
1994                              9,578                                  948                         10,526
1995                             10,361                                2,355                         12,716
1996                             10,582                                3,179                         13,761
1997                              9,908                                3,621                         13,529


*April 15, 1993 (commencement of operations) to December 31, 1993.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1997 would have been $9,600, and the investor would have received a total of $3,504 in distributions. Returns would have been lower if Global Government's adviser had not waived certain fees during the fiscal years 1993 through 1994.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of International Equity at the Fund's commencement of operations on February 17, 1995. The table assumes that all dividends and other distributions are reinvested in the Fund. It includes the effect of all charges and fees applicable to shares the Fund has paid. (There are no fees for investing or reinvesting in the Fund, and there are no redemption fees.) It does not include the impact of any income taxes that an investor would pay on such distributions.




                     Value of Original Shares Plus
                        Shares Obtained Through               Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain            Through Reinvestment of                Total
                             Distributions                        Income Dividends                   Value
-----------------------------------------------------------------------------------------------------------------
1995*                           $10,771                                $ 40                         $10,811
1996                             12,501                                  93                          12,594
1997                             12,641                                 174                          12,815


*February 17, 1995 (commencement of operations) to December 31, 1995.


         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1997 would have been $11,780, and the investor would have received a total of $995 in distributions. Returns would have been lower if International Equity's adviser had not waived certain fees during the fiscal years ended 1995 and 1996.

         The following table shows the value, as of the end of each fiscal year, of a hypothetical investment of $10,000 made in Primary Shares of Emerging Markets at the Fund's commencement of operations on May 28, 1996. The table assumes that all dividends and other distributions are reinvested in the Fund. It includes the effect of all charges and fees applicable to shares the Fund has paid. (There are no fees for investing or reinvesting in the Fund, but there is a 2% redemption fee if shares are redeemed within one year of purchase. The following table assumes no redemption fees were paid.) It does not include the impact of any income taxes that an investor would pay on such distributions.



                     Value of Original Shares Plus
                        Shares Obtained Through              Value of Shares Acquired
  Fiscal Year         Reinvestment of Capital Gain            Through Reinvestment of                Total
                             Distributions                       Income Dividends                    Value
-----------------------------------------------------------------------------------------------------------------
1996*                           $10,510                                 $30                         $10,540
1997                              9,850                                  39                           9,889


*May 28, 1996 (commencement of operations) to December 31, 1996.

         If the investor had not reinvested dividends and other distributions, the total value of the hypothetical investment as of December 31, 1997 would have been $9,850, and the investor would have received a total of $40 in distributions. Returns would have been lower if Emerging Markets' adviser had not waived certain fees during the fiscal years ended 1996 and 1997.


         The tables above are based only on Primary Shares. As of the date of this Statement of Additional Information, Navigator Shares have no performance history.

For each Fund:

         In performance advertisements each Fund may compare its total return with data published by Lipper Analytical Services, Inc. ("Lipper") for U.S. government funds and corporate bond (BBB) funds, CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), or Morningstar Mutual Funds ("Morningstar"), or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indexes, including (but not limited to) the Salomon Brothers Bond Index, Shearson Lehman Bond Index, Shearson Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("EAFE Index"), Morgan Stanley Capital International Emerging Markets Free Index ("EMF"), Salomon Brothers World Government Bond Index, Value Line, the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce.

         A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels with funds having similar investment objectives, published by Lipper, CDA, Wiesenberger or Morningstar. Performance Advertisements also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRONS, FORTUNE and THE NEW YORK TIMES.

         Global Government invests primarily in fixed-income securities and International Equity and Emerging Markets each invests primarily in global equity securities, as described in the Prospectuses. Each Fund does not generally invest in the equity securities that make up the S&P 500 or the Dow Jones indices. Comparison with such indices is intended to show how an investment in either Fund behaved as compared to indices that are often taken as a measure of performance of the equity market as a whole. The indices, like each Fund's total return, assume reinvestment of all dividends and other distributions. They do not take into account the costs or the tax consequences of investing.

         Each Fund may include discussions or illustrations describing the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are reinvested in additional Fund shares, any future income or capital appreciation of that Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

         Each Fund may also compare its performance with the performance of bank certificates of deposit (CDS) as measured by the CDA Investment Technologies, Inc. Certificate of Deposit Index and the Bank Rate Monitor National Index. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDS are insured in whole or in part by an agency of the U.S. Government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary. Fund shares are not insured or guaranteed by the U.S. Government and returns and net asset value will fluctuate. The securities held by a Fund generally have longer maturities than most CDS and may reflect interest rate fluctuations for longer-term securities. An investment in each Fund involves greater risks than an investment in certificates of deposit.

         Fund advertisements may reference the history of the distributor and its affiliates, and the education and experience of the portfolio manager. Advertisements may also describe techniques each Fund's adviser employs in selecting among the sectors of the fixed-income market and adjusting average portfolio maturity. In particular, the advertisements may focus on the techniques of 'value investing'. With value investing, a Fund's adviser invests in those securities it believes to be undervalued in relation to the long-term earning power or asset value of their issuers. Securities may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting the issuer of the security. Batterymarch believes that the securities of sound, well-managed companies that may be temporarily out of favor due to earnings declines or other adverse developments are likely to provide a greater total return than securities with prices that appear to reflect anticipated favorable developments and that are therefore subject to correction should any unfavorable developments occur.

         In advertising, a Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. A Fund may use other recognized sources as they become available.

         A Fund may use data prepared by Ibbotson Associates of Chicago, Illinois ("Ibbotson") to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Ibbotson relies on different indices to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         A Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         A Fund may also include in advertising biographical information on key investment and managerial personnel.

         A Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount, thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low prices.


         A Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors address their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisors for private accounts and mutual funds with assets of more than $71.0 billion as of March 31, 1998.


         In advertising, a Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

         A Fund may include in advertising and sales literature descriptive material relating to both domestic and international economic conditions including but not limited to discussions regarding the effects of inflation as well as discussions which compare the growth of various world equity markets. A Fund may depict the historical performance of the securities in which that Fund may invest over periods reflecting a variety of market or economic conditions whether alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size, the number and make-up of its shareholder base and other descriptive factors concerning that Fund.

         A Fund may discuss its investment adviser's philosophy regarding international investing. Recognizing the differing evolutionary stages of the distinct emerging market segments, each Fund's adviser, intent on participating in all of these marketplaces, does not apply a uniform investment process and approach to its different marketplaces. As a result, an adviser's investment processes for the U.S., non-U.S. developed countries and emerging markets are distinct. Well-defined disciplines appropriate to the respective markets are applied within the company's framework of strong, experienced management, sound fundamental research and analysis, and superior data and modeling resources.

         Batterymarch, adviser to International Equity and Emerging Markets, is recognized as a "pioneer" in international investing and is well-known in the investment community. Batterymarch has been applying a consistent investment discipline in the international markets for over 10 years.

                            VALUATION OF FUND SHARES


         As described in the Prospectuses, securities for which market quotations are readily available are valued at current market value. Securities are valued at the last sale price for a comparable position on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one market, the securities are generally valued on the market considered by each Fund's adviser as the primary market. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. Each Fund is open for business and its net asset value is calculated each day the Exchange is open for business. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.


         All investments valued in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined prior to the close of trading on the Exchange. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the Exchange. Such investments will be valued at their fair value, as determined in good faith by or under the direction of the Board of Directors. Foreign currency exchange transactions of a Fund occurring on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

         Securities trading in emerging markets may not take place on all days on which the Exchange is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the Exchange is not open. Consequently, the calculation of a Fund's net asset value therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund.

                         TAX-DEFERRED RETIREMENT PLANS


         Investors may invest in shares of a Fund through IRAs, SEPs, SIMPLEs and tax qualified retirement plans. In general, income earned through the investment in assets of qualified retirement plans is not taxed to the beneficiaries thereof until the income is distributed to them. Investors who are considering establishing such a plan should consult their attorneys or tax advisers with respect to individual tax questions. The option of investing in these plans through regular payroll deductions may be arranged with your Financial Advisor or Service Provider and your employer. Additional information with respect to these plans is available upon request from your Financial Advisor or Service Provider.




         Traditional IRA. Certain Primary Share investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SARSEP, permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.


         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Primary Shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan, or certain other situations.


         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable under current law (currently $500) may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).




SIMPLIFIED EMPLOYEE PENSION PLAN - SEP


         Legg Mason also makes available to corporate and other employers a Simplified Employee Pension Plan for investment in Primary Shares.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES - SIMPLE


         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax advisor for further information.


                    THE CORPORATION'S DIRECTORS AND OFFICERS


         The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors and their principal occupations during the past five years are set forth below. An asterisk (*) indicates those officers and/or directors who are "interested persons" of the Corporation as defined by the 1940 Act. The business address of each officer and director is 100 Light Street, Baltimore, Maryland, unless otherwise indicated.

         JOHN F. CURLEY, JR.,* [07/24/39] Chairman of the Board and Director; Retired Vice Chairman and Director of Legg Mason Wood Walker, Inc. and Legg Mason, Inc.; President and Director of three Legg Mason funds; Chairman of the Board and Trustee of one Legg Mason fund; Chairman of the Board, President and Trustee of one Legg Mason fund; Chairman of the Board and Director of three Legg Mason funds.

         EDWARD A. TABER, III,* [08/25/43] President and Director; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of Legg Mason Fund Adviser, Inc.; Director of three Legg Mason funds; Trustee of two Legg Mason funds; President and Director of two Legg Mason funds. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).




         RICHARD G. GILMORE, [06/09/27] Director; 948 Kennett Way, West Chester, Pennsylvania. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia Electric Company); Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company (bank holding company) and Director of Finance, City of Philadelphia.


         CHARLES F. HAUGH, [12/27/25] Director; 14201 Laurel Park Drive, Laurel, Maryland. Real Estate Developer and Investor; President and Director of Resource Enterprises, Inc. (real estate brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health Park Ltd. Partnership (real estate investment and development); Director of six Legg Mason funds; Trustee of two Legg Mason funds.



         ARNOLD L. LEHMAN, [07/18/44] Director; 200 Eastern Parkway, Brooklyn, New York. Director of the Brooklyn Museum of Art; Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.


         JILL E. McGOVERN, [08/29/44] Director; 1500 Wilson Boulevard, Arlington, Virginia. Chief Executive Officer of the Marrow Foundation; Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993); Senior Assistant to the President of The Johns Hopkins University (1986-1991).

         T. A. RODGERS, [10/22/34] Director; 2901 Boston Street, Baltimore, Maryland. Principal, T. A. Rodgers & Associates (management consulting); Director of six Legg Mason funds; Trustee of two Legg Mason funds. Formerly:
Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components) (1991-1992).

         The executive officers of the Corporation, other than those who also serve as directors, are:


         MARIE K. KARPINSKI*, [1/1/49] Vice President and Treasurer; Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Treasurer of eight Legg Mason funds; Vice President of Legg Mason.


         KATHI D. BAIR*, [12/15/64] Secretary and Assistant Treasurer; Secretary and/or Assistant Treasurer of three Legg Mason funds; employee of Legg Mason.


         Officers and directors of the Corporation who are "interested persons" thereof, as defined in the 1940 Act, receive no salary or fees from the Corporation.

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The Committee is composed of Messrs. Gilmore, Haugh, Lehman and Rodgers and Dr. McGovern.


         At April 15, 1998, the directors and officers of the Corporation beneficially owned, in the aggregate, less than 1% of each Fund's outstanding shares.

         The following table provides certain information relating to the compensation of the Corporation's directors for the fiscal year ended December 31, 1997. None of the Legg Mason funds has any retirement plan for its directors.


COMPENSATION TABLE


                                                                                   TOTAL COMPENSATION FROM
                                                                                   CORPORATION AND FUND
                                              AGGREGATE COMPENSATION               COMPLEX PAID TO
NAME OF PERSON AND POSITION                   FROM CORPORATION(A)                  DIRECTORS(B)

John F. Curley, Jr. -
Chairman of the Board and Director            None                                 None
Edward A. Taber, III -
President and Director                        None                                 None
Richard G. Gilmore -                          $3,700                               $29,400
Director
Charles F. Haugh -                            $3,700                               $29,400
Director
Arnold L. Lehman -                            $3,700                               $29,400
Director
Jill E. McGovern -                            $3,700                               $29,400
Director
T. A. Rodgers -                               $3,700                               $29,400
Director




(A) Represents fees paid to each director during the fiscal year ended December 31, 1997.

(B) Represents aggregate compensation paid to each director during the calendar year ended December 31, 1997. There are nine open-end investment companies in the Legg Mason Complex (with a total of seventeen funds).


                     THE FUNDS' INVESTMENT ADVISER/MANAGER

LMFA


         Legg Mason Fund Adviser, Inc. ("LMFA"), a Maryland corporation, is located at 100 Light Street, Baltimore, Maryland 21202. LMFA is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason and each Fund's adviser. LMFA served as Global Government's investment adviser and manager under an Investment Advisory and Management Agreement ("Advisory Agreement") dated April 5, 1993. A revised Management Agreement dated May 1, 1995 ("Management Agreement") between Global Government and LMFA was approved by the vote of a majority of the Fund's outstanding shares on April 21, 1995. Pursuant to the revised Management Agreement, and subject to overall direction by the Board of Directors, LMFA manages the investment and other affairs of Global Government. Continuation of the Agreement was most recently approved by the Board of Directors on November 7, 1997. LMFA is responsible for managing the Fund consistent with the Fund's investment objectives and policies described in the Prospectuses and this Statement of Additional Information. LMFA also is obligated to (a) furnish the Fund with office space and executive and other personnel necessary for the operations of the Fund; (b) supervise all aspects of the Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Corporation's officers and directors. LMFA and its affiliates pay all the compensation of directors and officers of the Corporation who are employees of LMFA. LMFA has delegated the portfolio management functions for Global Government to its adviser, Western Asset Management Company.

         As explained in the Prospectuses, LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of Global Government's average daily net assets. LMFA has voluntarily agreed to waive indefinitely its fees to the extent the Fund's total operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month an annual rate of the Fund's average daily net assets attributable to Primary Shares of 1.90%. For the years ended December 31, 1997, 1996 and 1995, LMFA did not waive any management fees . For the years ended December 31, 1997, 1996 and 1995, the Fund paid management fees of $1,155,558, $1,150,265 and $1,120,329, respectively.

         LMFA also serves as the manager for International Equity and Emerging Markets under separate Management Agreements (each a "Management Agreement"). Continuation of International Equity's and Emerging Markets' Management Agreements was most recently approved by the Board of Directors on November 7, 1997. Each Management Agreement provides that, subject to overall direction by the Board of Directors, LMFA will manage the investment and other affairs of International Equity and Emerging Markets. LMFA is responsible for managing International Equity's and Emerging Markets' investments and for making purchases and sales of securities consistent with the investment objectives and policies described in the Prospectus and this Statement of Additional Information. LMFA is obligated to furnish the Funds with office space and certain administrative services as well as executive and other personnel necessary for the operation of the Funds. LMFA and its affiliates also are responsible for the compensation of directors and officers of the Corporation who are employees of LMFA and/or its affiliates. LMFA has delegated the portfolio management functions for International Equity and Emerging Markets to its adviser, Batterymarch Financial Management, Inc.

         As explained in the Funds' Prospectuses, LMFA receives for its services a management fee, calculated daily and payable monthly, at an annual rate equal to 0.75% of International Equity's average daily net assets and 1.00% of Emerging Markets' average daily net assets. LMFA and Batterymarch have voluntarily agreed to waive their fees if and to the extent necessary to limit International Equity's and Emerging Markets' total annual operating expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to 2.25% and 2.50%, respectively, of each Fund's average daily net assets attributable to Primary Shares. This agreement will expire on May 1, 1999, unless extended by LMFA and Batterymarch. For the years ended December 31, 1997,1996 and the period February 17, 1995

(commencement of operations of International Equity) to December 31, 1995, LMFA waived $0, $91,764, and $201,121 respectively, in management fees. For the same periods, the Fund paid management fees of $1,616,187, $933,951, and $26,166 respectively.

         For the year ended December 31, 1997, Emerging Markets paid management fees of $554,454 (prior to waiver of $198,734). For the period May 28, 1996 (commencement of operations of Emerging Markets) to December 31, 1996, LMFA waived all management fees.


         Under each Management Agreement, LMFA will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the performance of each Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or losses resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

         Each Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of that Fund or by LMFA, on not less than 60 days' written notice to the other party, and may be terminated immediately upon the mutual written consent of LMFA and the respective Fund.

         Each Fund pays all its other expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expense, taxes, brokerage fees, commissions, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, distribution fees to the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Fund for sale under federal and state law, governmental fees and expenses incurred in connection with membership in investment company organizations.

         Under its Management Agreement, each Fund has the non-exclusive right to use the name "Legg Mason" until that Agreement is terminated or until the right is withdrawn in writing by LMFA.

WESTERN ASSET


         Western Asset Management Company ("Western Asset"), 117 East Colorado Boulevard, Pasadena, CA 91105, a wholly owned subsidiary of Legg Mason, serves as investment adviser to Global Government under an Advisory Agreement dated May 1, 1995, between Western Asset and LMFA ("Advisory Agreement"). The Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset or LMFA, on February 14, 1995, and was approved by the shareholders of Global Government on April 21, 1995. Continuation of the Advisory Agreement was most recently approved by the Board of Directors on November 7, 1997. Under the Advisory Agreement, Western Asset is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of Global Government's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Western Asset's services, LMFA (not the Fund) pays Western Asset a fee, computed daily and payable monthly, at an annual rate equal to 53 1/3% of the fee received by LMFA or 0.40% of the Fund's average daily net assets. For the years ended December 31, 1997, 1996 and 1995, LMFA paid Western $616,282, $613,478 and $407,240, respectively.


         Under the Advisory Agreement, Western Asset will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Western Asset, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

BATTERYMARCH


         Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116, is a wholly owned subsidiary of Legg Mason, Inc., which also is the parent of Legg Mason. Batterymarch serves as International Equity's and Emerging Markets' investment adviser under separate Investment Advisory Agreements (each an "Advisory Agreement"). Under each Advisory Agreement, Batterymarch is responsible, subject to the general supervision of LMFA and the Corporation's Board of Directors, for the actual management of International Equity's and Emerging Markets' assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security. For Batterymarch's services, LMFA (not the Funds) pays Batterymarch a fee, computed daily and payable monthly, at an annual rate equal to 0.50% and 0.75% of the average daily net assets of International Equity and Emerging Markets, respectively.

         For the years ended December 31, 1997, 1996 and the period February 17, 1995 (commencement ofoperations) to December 31, 1995, Batterymarch received $1,077,462, $539,873 and $16,946 respectively for its services to International Equity Trust. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Batterymarch waived its fees for its services to Emerging Markets. For the year ended December 31, 1997, Batterymarch received $266,194.


         Under each Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Each Advisory Agreement terminates automatically upon assignment. It also is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Batterymarch, on not less than 60 days' notice to the other party to the Agreement and may be terminated immediately upon the mutual written consent of both parties to the Agreement.

                             SUB-ADVISORY AGREEMENT
                          FOR GLOBAL GOVERNMENT TRUST


         Western Asset Global Management, Ltd. ("Western Asset Global"), 155 Bishopsgate, London EC2M 3TY, an affiliate of Legg Mason, serves as an investment sub-adviser to Global Government under a Sub- Advisory Agreement dated May 1, 1997, between Western Asset Global and Western Asset ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation, Western Asset Global, Western Asset or LMFA, on February 14, 1997, and was approved by the shareholders of Global Government on April 30, 1997. Continuation of the Sub-Advisory Agreement was most recently approved by the Board of Directors on November 7, 1997.

         Western Asset Global is responsible for providing research, analytical and trading support for the Fund's investment program, as well as exercising investment discretion for part of the portfolio, subject to the supervision of Western Asset and LMFA and the overall direction of the Board of Directors. As compensation for Western Asset Global's services and for expenses borne by Western Asset Global under the Sub-Advisory Agreement, Western Asset pays Western Asset Global monthly at an annual rate equal to 0.20% of the Fund's average daily net assets. In addition, LMFA pays Western Asset Global a fee at an annual rate equal to 0.10% of the Fund's average daily net assets for certain administrative expenses. Fees paid by LMFA to Western Asset Global for the period May 1, 1997 to December 31, 1997 totaled $102,219.


         Under the Sub-Advisory Agreement, Western Asset Global will not be liable for any error of judgment or mistake of law or for any loss suffered by LMFA or by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         The Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Corporation's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, by LMFA, by Western Asset or by Western Asset Global, on not less than 60 days' notice to the Fund and/or the other party(ies). The Sub-Advisory Agreement terminates immediately upon any termination of the Advisory Agreement or upon the mutual written consent of LMFA, Western Asset, Western Asset Global and the Fund.

         To mitigate the possibility that a Fund will be affected by personal trading of employees, the Corporation, LMFA, Batterymarch, Western Asset and Western Asset Global have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                             THE FUNDS' DISTRIBUTOR

         Legg Mason acts as distributor of the Funds' shares pursuant to separate Underwriting Agreements with the Corporation. Each Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at each Fund's expense) and for supplementary sales literature and advertising costs.

         Each Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits a Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.


         The Plan was adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board of Directors on February 5, 1993 (for Global Government), October 21, 1994 (for International Equity) and February 7, 1996 (for Emerging Markets), including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"). Amendment of the Plan to conform to new rules of the National Association of Securities Dealers, Inc., was approved by the Board on May 14, 1993. Continuation of the Plan was most recently approved by the Board of Directors on November 7, 1997, including a majority of the 12b-1 Directors. In approving the continuance of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The directors noted that, to the extent the Plan results in additional sales of Primary Shares of a Fund, the Plan may enable the Fund to achieve economies of scale that could reduce expenses and to minimize the prospects that the Fund will experience net redemptions and the accompanying disruption of portfolio management.

         As compensation for its services and expenses, Legg Mason receives from each Fund an annual distribution fee equivalent to 0.50% (for Global Government) and 0.75% (for International Equity and Emerging Markets) of its average daily net assets attributable to Primary Shares and a service fee equivalent to 0.25% of its average daily net assets attributable to Primary Shares in accordance with the Plan. The distribution and service fees are calculated daily and payable monthly. Legg Mason voluntarily agreed to waive its fees and reimburse each Fund if and to the extent its expenses attributable to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) exceeded during any month an annual rate of each Fund's average daily net assets attributable to Primary Shares in accordance with the following schedule:

GLOBAL GOVERNMENT: 0.20% until September 30, 1993; 0.35% until December 31, 1993; 0.50% until January 31, 1994; 0.70% until February 28, 1994; 0.90% until
March 31, 1994; 1.10% until April 30, 1994; 1.30% until May 31, 1994; 1.50%
until June 30, 1994, 1.70% until July 31, 1994; and 1.90% indefinitely.


INTERNATIONAL EQUITY:  2.25% indefinitely.

EMERGING MARKETS: 2.50% until May 1, 1999.

         For the years ended December 31, 1997, 1996 and 1995, Global Government paid full distribution and service fees of $1,155,558, $1,150,140 and $1,120,329, respectively.

         For the years ended December 31, 1997, 1996 and the period February 17, 1995 (commencement of operations) to December 31, 1995, International Equity paid full distribution and service fees of $2,154,916, $1,245,267 and $303,049 respectively.

         For the year ended December 31, 1997 Emerging Markets paid full distribution and service fees of $554,454. For the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets paid distribution and service fees of $84,388 (prior to fees waived of $17,498).


         The Plan continues in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to each Fund by a vote of a majority of 12b-1 Directors or by vote of a majority of the outstanding voting Primary Class securities of that Fund. Any change in the Plan that would materially increase the distribution costs to a Fund requires Primary Class shareholder approval; otherwise, the Plan may be amended by the directors, including a majority of the 12b-1 Directors.

         Rule 12b-1 requires that any person authorized to direct the disposition of monies paid or payable by a Fund, pursuant to the Plan or any related agreement shall provide to that Fund's Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which the expenditures were made. Rule 12b-1 also provides that a Fund may rely on that Rule only if, while the Plan is in effect, the nomination and selection of that Fund's independent directors is committed to the discretion of such independent directors.


         For the year ended December 31, 1997, Legg Mason incurred the following expenses in connection with distribution and shareholder services for each Fund:



                                                                   Global           International         Emerging
                                                                 Government            Equity             Markets
Compensation to sales personnel                                     $697,000          $1,254,000           $322,000
Advertising                                                           32,000              42,000             60,000
Printing and mailing of prospectuses to prospective
shareholders                                                          86,000             116,000            149,000
Other                                                                448,000           1,302,000            710,000

                                                                   Global           International         Emerging
                                                                 Government            Equity             Markets
Total                                                             $1,263,000          $2,714,000         $1,241,000


The foregoing table reflects the allocation of certain items of overhead, using assumptions believed by Legg Mason to be reasonable.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


         The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation. For the years ended December 31, 1997 and 1996, Global Government's portfolio turnover rates were 241% and 172%, respectively. For the years ended December 31, 1997 and 1996, , International Equity's portfolio turnover rates were 59% and 83%, respectively. For the year ended December 31, 1997 and the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets' portfolio turnover rates were 63% and 46% (annualized), respectively.


         Under each Advisory Agreement, each Fund's adviser is responsible for the execution of portfolio transactions. Corporate and government debt securities are generally traded on the OTC market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a dealer in debt securities will generally include a "spread," which is the difference between the price at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit. Some portfolio transactions may be executed through brokers acting as agent. In selecting brokers or dealers, each adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. A Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of a Fund, each adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker.


         Consistent with the policy of most favorable price and execution, each adviser may give consideration to research and statistical services furnished by brokers or dealers to that adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers. Such research and analysis may be useful to each adviser in connection with services to clients other than the Funds. On the other hand, research and analysis received by the adviser from broker-dealers executing orders for clients other than the Funds may be used for the Funds' benefit. Each adviser's fee is not reduced by reason of its receiving such brokerage and research services. For the years ended December 31, 1997 and 1996, Global Government paid no brokerage commissions. For the years ended December 31, 1997 and 1996 , International Equity paid $556,869 and $498,457, respectively in brokerage commissions. For the year ended December 31, 1997, and the period May 28, 1996 (commencement of operations) to December 31, 1996, Emerging Markets paid $496,536 and $90,935 in brokerage commissions.


         Although Global Government does not expect to purchase securities on a commission basis, each Fund may use Legg Mason to effect agency transactions in listed securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the OTC market, a Fund generally will deal with responsible primary market makers unless a more favorable execution can otherwise be obtained.

         No Fund may buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. However, the Corporation's Board of Directors has adopted procedures in conformity with Rule 10f- 3 under the 1940 Act whereby a Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from retaining compensation for executing transactions on an exchange for its affiliates, such as the Funds, unless the affiliate expressly consents by written contract. Each Advisory Agreement expressly provides such consent in accordance with Rule 11a2-2(T).

         Investment decisions for each Fund are made independently from those of other funds and accounts advised by LMFA, Batterymarch, Western, or Western Asset Global. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                        THE CORPORATION'S CUSTODIAN AND
                     TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts, serves as custodian of each Fund's assets. Boston Financial Data Services, P.O. Box 953, Boston, Massachusetts 02103 serves as transfer and dividend-disbursing agent and administrator of various shareholder services. Legg Mason also assists BFDS with certain of its duties as transfer agent, for which BFDS pays Legg Mason a fee. Each Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                        THE CORPORATION'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Corporation.

                   THE CORPORATION'S INDEPENDENT ACCOUNTANTS


         Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, serves as the Corporation's independent accountants.


                              FINANCIAL STATEMENTS


         The Statement of Net Assets as of December 31, 1997; the Statements of Operations for the year ended December 31, 1997; the Statements of Changes in Net Assets for the years ended December 31, 1997 and December 31, 1996 ; the Financial Highlights for the periods presented; the Notes to Financial Statements and the Report of the Independent Accountants, all of which are included in the Corporation's annual report for the year ended December 31, 1997, are hereby incorporated by reference in this Statement of Additional Information.

                                                                      APPENDIX A

                             RATINGS OF SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S ("S&P") CORPORATE BOND RATINGS:

         AAA-This is the highest rating assigned by S&P to an obligation and indicates an extremely strong capacity to pay principal and interest.

         AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS:

         aaa-An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

         aa-An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a-An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "a " classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa-An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba-An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

         PRIME-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

         A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

         A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for the issues designated "A-1".

                                                                      APPENDIX B

         The Funds may use the following instruments for the purposes described on pages 13-21.

OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES (Global Government)

         A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTION ON A BOND INDEX (Global Government)

         An option on a bond index is similar to an option on a security or foreign currency, except that settlement of a bond index option is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index. Thus, upon settlement of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price of the option and the closing price of the bond index.

INTEREST RATE, FOREIGN CURRENCY AND BOND INDEX FUTURES CONTRACTS (Global Government)

         Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A bond index futures contract is similar to any other futures contract except that settlement of a bond index futures contract is effected with a cash payment based on the value of the bond index and does not involve the delivery of the securities included in the index.

OPTIONS ON FUTURES CONTRACTS

         Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call, and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call, and a long position in the case of a put. An option on a bond index futures contract is similar to any other option on a futures contract except that the purchaser has the right, in return for the premium, to assume a position in a bond index futures contract at a specified price at any time during the option term.

FORWARD CURRENCY CONTRACTS

         A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

                               TABLE OF CONTENTS

                                                                           Page

Additional Information About Investment Limitations and
     Policies                                                                2
Additional Purchase and Redemption Information                              26
Additional Tax Information                                                  28
Performance Information                                                     31
Valuation of Fund Shares                                                    36
Tax-Deferred Retirement Plans                                               36
The Corporation's Directors and Officers                                    38
The Funds' Investment Adviser/Manager                                       40
Sub-Advisory Agreement                                                      42
The Funds' Distributor                                                      43
Portfolio Transactions and Brokerage                                        45
The Corporation's Custodian and Transfer and Dividend-
     Disbursing Agent                                                       46
The Corporation's Legal Counsel                                             46
The Corporation's Independent Accountants                                   46
Financial Statements                                                        46
Appendix A                                                                  A-1
Appendix B                                                                  B-1

     No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this Statement of Additional Information in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by any Fund or its distributor. The Prospectuses and the Statement of Additional Information do not constitute offerings by any Fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                          Legg Mason Global Trust, Inc.

Part C.  Other Information

Item 24. Financial Statements and Exhibits

         (a) Financial Statements: The financial statements for the Legg Mason Global Government Trust, the Legg Mason International Equity Trust and the Legg Mason Emerging Markets Trust for the year ended December 31, 1997 and the Report thereon of the independent accountants are incorporated into the Statement of Additional Information by reference to the Annual Report to Shareholders for the same period.

              The financial data schedules with respect to the Legg Mason Global Government Trust, Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust are included as Exhibits 27.1, 27.2 and 27.3, respectively.

         (b)  Exhibits

              (1)   (a)     Articles of Incorporation(5)
                    (b)     Articles Supplementary(5)
                    (c)     Articles of Amendment(5)
                    (d)     Articles Supplementary(2)
                    (e)     Articles of Amendment(5)
              (2)   By-Laws(5)
              (3)   Voting trust agreement -- none
              (4)   Specimen security -- not applicable
              (5)   (a)     Investment Advisory Agreement -- International
                            Equity Trust(1)
                    (b)     Management Agreement -- International Equity
                            Trust(1)
                    (c)     Amended Investment Advisory Agreement -- Global
                            Government Trust(5)

                    (c) (i) Investment Sub-Advisory Agreement -- Global
                            Government Trust(5)
                       (ii) Sub-Administration Agreement -- Global Government
                            Trust -- filed herewith

                    (d)     Management Agreement -- Global Government Trust(1)
                    (e)     Investment Advisory Agreement -- Emerging Markets
                            Trust(3)
                    (f)     Management Agreement -- Emerging Markets Trust(3)
              (6)   Underwriting Agreement
                    (a)     Global Government Trust(5)
                    (b)     International Equity Trust(5)
                    (c)     Emerging Markets Trust(3)
              (7)   Bonus, profit sharing or pension plans -- none
              (8)   Custodian Agreement(5)
                    (a)     Amendment to Custodian Agreement(5)
              (9)   (a)     Transfer Agency and Service Agreement(5)

                    (b)     Credit Agreement -- filed herewith
              (10)  Opinion and consent of counsel

                    (a)     Global Government Trust(5)
                    (b)     International Equity Trust(5)
                    (c)     Emerging Markets Trust(2)
              (11) Other opinions, appraisals, rulings and consents -- Accountant's consent
                    (a) Global Government Trust -- filed herewith
                    (b) International Equity Trust -- filed herewith
                    (c) Emerging Markets Trust -- filed herewith
              (12)  Financial statements omitted from Item 23 -- none

              (13)  Agreement for providing initial capital(5)
              (14)  (a)     Prototype IRA Plan(4)
                    (b)     Prototype Corporate Simplified Employee Pension
                            Plan(4)
                    (c)     Prototype SIMPLE Plan(4)
              (15)  Plan pursuant to Rule l2b-1
                    (a)     Global Government Trust(5)
                    (b)     International Equity Trust(5)
                    (c)     Emerging Markets Trust(3)
              (16)  Schedule for computation of performance quotations
                    (a) Global Government Trust -- filed herewith
                    (b) International Equity Trust -- filed herewith
                    (c) Emerging Markets Trust -- filed herewith
         (17) (27)  Financial Data Schedules -- filed herewith
              (18)  Copies of Plans Pursuant to Rule 18f-3 -- none

-----------------
(1) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 7 to the registration statement, SEC File No. 33-56672, filed August 31, 1995.

(2) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 8 to the registration statement, SEC File No. 33-56672, filed February 16, 1996.

(3) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 9 to the registration statement, SEC File No. 33-56672, filed November 18, 1996.


(4) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 35 to the registration statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed December 31, 1997.

(5) Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-56672, filed April 30, 1997.


Item 25. Persons Controlled by or under Common Control with Registrant

             None.

Item 26. Number of Holders of Securities


                                                         Number of Recordholders
             Title of Class                                as of April 14, 1998
             -------------------------------------------------------------------

             Capital Stock
             par value $.001
             ---------------

             Legg Mason Global Government Trust                    8,829
             Legg Mason International Equity Trust                26,227
             Legg Mason Emerging Markets Trust                    10,443

Item 27. Indemnification

             Article ELEVENTH of the Articles of Incorporation provides that to the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940 "1940 Act") the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for monetary damages. Article ELEVENTH also provides that no amendment, alteration or repeal of the contents contained in the preceding sentence or the adoption, alteration or amendment of any other provision of the Articles or By-Laws inconsistent with Article ELEVENTH shall adversely affect any limitation of liability of any director or officer of the Registrant with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

             Section 11.2 of Article ELEVENTH of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and persons who are serving or have served at the Registrant's request in similar capacities for other entities to the maximum extent permitted by applicable law (including Maryland law and the 1940 Act). Section 2-418 (b) of the Maryland Corporations and Associations Code ("Maryland Code") permits the Registrant to indemnify its directors unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding, and (a) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director actually received an improper personal benefit in money, property or services; or (c) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with a proceeding, in accordance with the Maryland Code. Pursuant to
Section 2-418(j) (2) of the Maryland Code, the Registrant is permitted to indemnify its officers, employees and agents to the same extent. The provisions set forth above apply insofar as consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability of the Registrant or its shareholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             Section 10.1 of Article X of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 10.2 of Article X of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of the above-mentioned persons to the extent permitted by law.

             Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

             Under the Distribution Agreement, the Fund agrees to indemnify, defend, and hold the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933 "1933 Act", free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Corporation or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Item 28. Business and Other Connections of Investment Adviser

             I. Legg Mason Fund Adviser, Inc. ("Manager"), investment manager to the Registrant, is a registered investment adviser incorporated on January 20, 1982. The Manager is engaged primarily in the investment advisory business. The Manager also serves as manager and/or investment adviser to seventeen open-end investment company portfolios. Information as to the officers and directors of the Manager is included in its Form ADV filed August 11, 1997 with the Securities and Exchange Commission (registration number 801-16958) and is incorporated herein by reference.



             II. Western Asset Management Company ("Western"), adviser to the Registrant's Legg Mason Global Government Trust series, is a registered investment adviser incorporated on October 5, 1971. Western is primarily engaged in the investment advisory business. Western also serves as investment adviser for sixteen open-end investment company portfolios and one closed-end investment company. Information as to the officers and directors of Western is included in its Form ADV filed on June 25, 1997 with the Securities and Exchange Commission (registration number 801-08162) and is incorporated herein by reference.

             III. Batterymarch Financial Management, Inc. ("Batterymarch"), investment adviser to the Registrant's Legg Mason International Equity Trust and Legg Mason Emerging Markets Trust series, is a registered investment adviser incorporated on September 19, 1994. Batterymarch is engaged primarily in the investment advisory business. Information as to the officers and directors of Batterymarch is included in its Form ADV filed June 27, 1997 with the Securities and Exchange Commission (registration number 801- 48035) and is incorporated herein by reference.

             IV. Western Asset Global Management Limited ("Western Asset Global"), investment sub- adviser to the Registrant's Legg Mason Global Government Trust series, is a corporation organized under the laws of the United Kingdom, is registered with the Securities and Exchange commission as an investment adviser and is regulated by the Investment Management Regulatory Organization under the UK Financial Services Act of 1986. Western Asset Global has provided management of global and international fixed income portfolios since its inception; however, it does not manage assets for any other investment company. Information as to the officers and directors of Western Asset Global is included in its Form ADV filed January 27, 1997 with the Securities and Exchange Commission (registration number 801-21068) and is incorporated herein by reference.


Item 29. Principal Underwriters

         (a)   Legg Mason Cash Reserve Trust
               Legg Mason Special Investment Trust, Inc.
               Legg Mason Value Trust, Inc.
               Legg Mason Tax-Exempt Trust, Inc.
               Legg Mason Income Trust, Inc.
               Legg Mason Total Return Trust, Inc.
               Legg Mason Tax-Free Income Fund
               Legg Mason Investors Trust, Inc.
               Western Asset Trust, Inc.

         (b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Wood Walker, Incorporated
               ("LMWW").

                              Position and                      Positions and
Name and Principal            Offices with                      Offices with
Business Address*             Underwriter - LMWW                Registrant
------------------            ------------------                -------------
Raymond A. Mason              Chairman of the Board             None

John F. Curley, Jr.           Retired Vice Chairman            Chairman of the Board
                              of the Board                     and Director

James W. Brinkley             President and Director            None

Edmund J. Cashman, Jr.        Senior Executive                  None
                              Vice President and Director

Richard J. Himelfarb          Senior Executive Vice             None
                              President and Director

Edward A. Taber III           Senior Executive Vice             President and Director
                              President and Director

Robert A. Frank               Executive Vice                    None
                              President and Director

Robert G. Sabelhaus           Executive Vice                    None
                              President and Director

Charles A. Bacigalupo         Senior Vice                       None
                              President,
                              Secretary and Director

F. Barry Bilson               Senior Vice                       None
                              President and Director

Thomas M. Daly, Jr.           Senior Vice                       None
                              President and Director

Jerome M. Dattel              Senior Vice                       None
                              President and Director

Robert G. Donovan             Senior Vice                       None
                              President and Director

Thomas E. Hill                Senior Vice                       None
One Mill Place                President and
Easton, MD  21601             Director

Arnold S. Hoffman             Senior Vice                       None
1735 Market Street            President and

Philadelphia, PA  19103       Director

Carl Hohnbaum                 Senior Vice                       None
24th Floor                    President and
Two Oliver Plaza              Director
Pittsburgh, PA  15222

William B. Jones, Jr.         Senior Vice                       None
1747 Pennsylvania             President and
  Avenue, N.W.                Director
Washington, D.C. 20006

Laura L. Lange                Senior Vice                       None
                              President and Director

Marvin H. McIntyre            Senior Vice                       None
1747 Pennsylvania             President and
  Avenue, N.W.                Director
Washington, D.C.  20006

Mark I. Preston               Senior Vice                       None
                              President and Director

Joseph Sullivan               Senior Vice                       None
                              President and Director

M. Walter D'Alessio, Jr.      Director                          None
1735 Market Street
Philadelphia, PA  19103

W. William Brab               Senior Vice                       None
                              President

Deepak Chowdhury              Senior Vice                       None
255 Alhambra Circle           President
Coral Gables, FL  33134

Harry M. Ford, Jr.            Senior Vice                       None
                              President

Dennis A. Green               Senior Vice                       None
                              President

William F. Haneman, Jr.       Senior Vice                       None
One Battery Park Plaza        President
New York, New York  10005

Theodore S. Kaplan            Senior Vice                       None
                              President and
                              General Counsel

Seth J. Lehr                  Senior Vice                       None
1735 Market St                President
Philadelphia, PA  19103

Horace M. Lowman, Jr.         Senior Vice                       None

                              President and
                              Asst. Secretary

Robert L. Meltzer             Senior Vice                       None
One Battery Park Plaza        President
New York, NY  10004

Jonathan M. Pearl             Senior Vice                       None
1777 Reisterstown Rd.         President
Pikesville, MD  21208

John A. Pliakas               Senior Vice                       None
125 High Street               President
Boston, MA  02110

Gail Reichard                 Senior Vice                       None
                              President

Timothy C. Scheve             Senior Vice                       None
                              President and
                              Treasurer

Elisabeth N. Spector          Senior Vice                       None
                              President

Robert J. Walker, Jr.         Senior Vice                       None
200 Gibraltar Road            President
Horsham, PA  19044

William H. Bass, Jr.          Vice President                    None

Nathan S. Betnun              Vice President                    None

John C. Boblitz               Vice President                    None

Andrew J. Bowden              Vice President                    None

D. Stuart Bowers              Vice President                    None

Edwin J. Bradley, Jr.         Vice President                    None

Scott R. Cousino              Vice President                    None

Joseph H. Davis, Jr.          Vice President                    None
1735 Market Street
Philadelphia, PA  19380

Terrence R. Duvernay          Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

John R. Gilner                Vice President                    None

Richard A. Jacobs             Vice President                    None

C. Gregory Kallmyer           Vice President                    None

Edward W. Lister, Jr.         Vice President                    None

Marie K. Karpinski            Vice President                    Vice President
                                                                and Treasurer

Mark C. Micklem               Vice President                    None
1747 Pennsylvania Ave.
Washington, DC  20006

Hance V. Myers, III           Vice President                    None
1100 Poydras St.
New Orleans, LA 70163

Gerard F. Petrik, Jr.         Vice President                    None

Douglas F. Pollard            Vice President                    None

K. Mitchell Posner            Vice President                    None
1735 Market Street
Philadelphia, PA  19103

Carl W. Riedy, Jr.            Vice President                    None

Jeffrey M. Rogatz             Vice President                    None

Thomas E. Robinson            Vice President                    None

Douglas M. Schmidt            Vice President                    None

Robert W. Schnakenberg        Vice President                    None
1111 Bagby St.
Houston, TX 77002

Henry V. Sciortino            Vice President                    None
1735 Market St.
Philadelphia, PA 19103

Chris Scitti                  Vice President                    None

Eugene B. Shephard            Vice President                    None
1111 Bagby St.
Houston, TX  77002-2510

Lawrence D. Shubnell          Vice President                    None

Alexsander M. Stewart         Vice President                    None
One World Trade Center
New York, NY  10048

Robert S. Trio                Vice President                    None
1747 Pennsylvania Ave.
Washington, DC 20006

William A. Verch              Vice President                    None

Lewis T. Yeager               Vice President                    None

Joseph F. Zunic               Vice President                    None

--------------
         * All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 30. Location of Accounts and Records

         State Street Bank and Trust Company
         P.O. Box 1713
         Boston, Massachusetts  02105

Item 31. Management Services - None

Item 32. Undertakings

         Registrant hereby undertakes to provide each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Global Trust, Inc. certifies that it meets all the requirements for effectiveness in this Post-Effective Amendment No. 13 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland, on the 28th day of April, 1998.

                                               LEGG MASON GLOBAL TRUST, INC.

                                               By:/s/Marie K. Karpinski
                                                  ______________________________
                                                    Marie K. Karpinski
                                                    Vice President and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                        Title                              Date
---------                                        -----                              ----
/s/ John F. Curley, Jr.                       Chairman of the Board                 April 28, 1998
________________________________              and Director
John F. Curley, Jr.

/s/ Edward A. Taber, III                      President and Director                April 28, 1998
________________________________
Edward A. Taber, III

/s/ Richard G. Gilmore*                       Director                              April 28, 1998
________________________________
Richard G. Gilmore*

/s/ Charles F. Haugh*                         Director                              April 28, 1998
________________________________
Charles F. Haugh*

/s/ Arnold L. Lehman*                         Director                              April 28, 1998
________________________________
Arnold L. Lehman*

/s/ Jill E. McGovern*                         Director                              April 28, 1998
________________________________
Jill E. McGovern*

/s/ T. A. Rodgers*                            Director                              April 28, 1998
________________________________
T. A. Rodgers*

/s/ Marie K. Karpinski                        Vice President                        April 28, 1998
________________________________              and Treasurer
Marie K. Karpinski

*Signatures affixed by Marie K. Karpinski pursuant to powers of attorney dated May 14, 1993, incorporated herein by reference to Post-Effective Amendment No. 11, filed February 28, 1997.